`
Assured Guaranty Ltd.
September 30, 2024
Financial Supplement

This financial supplement should be read in conjunction with documents filed by Assured Guaranty Ltd. (AGL and, together with its subsidiaries, Assured Guaranty or the Company) with the United States (U.S.) Securities and Exchange Commission (SEC), including its Annual Report on Form 10-K for the year ended December 31, 2023 and its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2024, June 30, 2024 and September 30, 2024.

Cautionary Statement Regarding Forward Looking Statements

Any forward looking statements made in this supplement reflect the current views of Assured Guaranty with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. Assured Guaranty's forward looking statements could be affected by many events. These events include:

(i) significant changes in inflation, interest rates, the world’s credit markets or segments thereof, credit spreads, foreign exchange rates or general economic conditions, including the possibility of a recession or stagflation; (ii) geopolitical risk, terrorism and political violence risk, including those arising out of Russia’s invasion of Ukraine and intentional or accidental escalation between The North Atlantic Treaty Organization (NATO) and Russia, conflict in the Middle East and confrontation over Iran’s nuclear program, the polarized political environment in the United States (U.S.), and U.S. – China strategic competition; (iii) cybersecurity risk and the impacts of artificial intelligence, machine learning and other technological advances, including potentially increasing the risks of malicious cyber attacks, dissemination of misinformation, and disruption of markets; (iv) the possibility of a U.S. government shutdown, payment defaults on the debt of the U.S. government or instruments issued, insured or guaranteed by related institutions, agencies or instrumentalities, and downgrades to their credit ratings; (v) developments in the world’s financial and capital markets, including stresses in the financial condition of banking institutions in the U.S. and the possibility that increasing participation of unregulated financial institutions in these markets results in losses or lower valuations of assets, reduced liquidity and credit and/or contraction of these markets, that adversely affect repayment rates of insured obligors, Assured Guaranty’s insurance loss or recovery experience, or investments of Assured Guaranty; (vi) reduction in the amount of available insurance opportunities and/or in the demand for Assured Guaranty’s insurance; (vii) the possibility that budget or pension shortfalls, difficulties in obtaining additional financing or other factors will result in credit losses or liquidity claims on obligations of state, territorial and local governments, their related authorities, public corporations and other obligors that Assured Guaranty insures or reinsures; (viii) insured losses, including losses with respect to related legal proceedings, in excess of those expected by Assured Guaranty or the failure of Assured Guaranty to realize loss recoveries that are assumed in its expected loss estimates for insurance exposures, including as a result of the final resolution of Assured Guaranty’s Puerto Rico Electric Power Authority (PREPA) exposure or the amounts recovered on securities received in connection with the resolution of Puerto Rico exposures already resolved; (ix) the impact of Assured Guaranty satisfying its obligations under insurance policies with respect to legacy insured Puerto Rico bonds; (x) the possibility that underwriting insurance in new jurisdictions and/or covering new sectors or classes of business does not result in the benefits anticipated or subjects Assured Guaranty to negative consequences; (xi) increased competition, including from new entrants into the financial guaranty industry, nonpayment insurance and other forms of capital saving or risk syndication available to banks and insurers; (xii) the possibility that investments made by Assured Guaranty for its investment portfolio, including alternative investments, do not result in the benefits anticipated or subject Assured Guaranty to reduced liquidity at a time it requires liquidity, or to other negative or unanticipated consequences; (xiii) the impacts of Assured Guaranty’s transactions with Sound Point Capital Management, LP (Sound Point, LP) and certain of its investment management affiliates (together with Sound Point, LP, Sound Point) and/or Assured Healthcare Partners LLC (AHP) on Assured Guaranty and its relationships with its shareholders, regulators, rating agencies, employees and the obligors it insures and on the asset management business contributed to Sound Point, LP and on the business of AHP and their relationships with their respective clients and employees; (xiv) the possibility that strategic transactions made by Assured Guaranty, including the transactions with Sound Point and/or AHP and/or merger of Assured Guaranty Municipal Corp. (AGM) with and into Assured Guaranty Inc. (AG, formerly Assured Guaranty Corp.), do not result in the benefits anticipated or subject Assured Guaranty to negative consequences; (xv) the inability to control the business, management or policies of entities in which Assured Guaranty holds a minority interest; (xvi) the impact of market volatility on the fair value of Assured Guaranty’s assets and liabilities subject to mark-to-market, including certain of its investments, contracts accounted for as derivatives, its committed capital securities, its consolidated investment vehicles and certain consolidated variable interest entities (VIEs); (xvii) rating agency action, including a ratings downgrade, a change in outlook, the placement of ratings on watch for downgrade, or a change in rating criteria, at any time, of AGL or any of its insurance subsidiaries, and/or of any securities AGL or any of its subsidiaries have issued, and/or of transactions that AGL’s insurance subsidiaries have insured; (xviii) the inability of Assured Guaranty to access external sources of capital on acceptable terms; (xix) changes in applicable accounting policies or practices; (xx) changes in applicable laws or regulations, including insurance, bankruptcy and tax laws, or other governmental actions; (xxi) the possibility that legal or regulatory decisions or determinations subject obligations that Assured Guaranty insures or reinsures to negative consequences; (xxii) difficulties with the execution of Assured Guaranty’s business strategy; (xxiii) loss of key personnel; (xxiv) the effects of mergers, acquisitions and divestitures; (xxv) public health crises, including pandemics and endemics, and the governmental and private actions taken in response to such events; (xxvi) natural or man-made catastrophes; (xxvii) the impact of climate change on Assured Guaranty’s business and regulatory actions taken related to such risk; (xxviii) other risk factors identified in AGL’s filings with the U.S. Securities and Exchange Commission (SEC); (xxix) other risks and uncertainties that have not been identified at this time; and (xxx) management’s response to these factors.

Assured Guaranty undertakes no obligation to update publicly or review any forward looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Assured Guaranty Ltd.
Selected Financial Highlights (1 of 2)
(dollars in millions, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
GAAP (1) Highlights
Net income (loss) attributable to AGL	$171	$157	$358	$363
Net income (loss) attributable to AGL per diluted share	$3.17	$2.60	$6.44	$5.99
Weighted average shares outstanding
Basic shares outstanding	52.4	58.5	54.1	58.9
Diluted shares outstanding	53.4	59.6	55.2	60.0
Effective tax rate on net income	19.9%	21.4%	19.2%	18.1%
GAAP return on equity (ROE) (4)	12.1%	11.9%	8.3%	9.4%

Non-GAAP Highlights (2)
Adjusted operating income (loss)	$130	$206	$323	$310
Adjusted operating income (loss) per diluted share (2)	$2.42	$3.42	$5.80	$5.12
Weighted average diluted shares outstanding	53.4	59.6	55.2	60.0
Effective tax rate on adjusted operating income (3)	20.7%	20.4%	19.2%	18.4%
Adjusted operating ROE (2)(4)	8.9%	14.5%	7.2%	7.3%

Components of adjusted operating income (loss) (2)
Insurance segment	$162	$59	$427	$282
Asset Management segment	4	—	5	(3)
Corporate division	(29)	155	(101)	61
Other (6)	(7)	(8)	(8)	(30)
Adjusted operating income (loss)	$130	$206	$323	$310

Insurance Segment
Gross written premiums (GWP)	$61	$40	$254	$221
Present value of new business production (PVP) (2)	63	46	281	249
Gross par written	7,437	5,948	20,603	20,285

Effect of refundings and terminations on GAAP measures:
Net earned premiums, pre-tax	$14	$14	$56	$26
Fair value gains (losses) of credit derivatives, pre-tax	—	1	—	1
Net income effect	11	11	43	21
Net income per diluted share	0.20	0.19	0.78	0.36

Effect of refundings and terminations on non-GAAP measures:
Operating net earned premiums and credit derivative revenues(5), pre-tax	$14	$15	$56	$27
Adjusted operating income(5) effect	11	11	43	21
Adjusted operating income per diluted share (5)	0.20	0.19	0.78	0.36

1)    Accounting principles generally accepted in the United States of America (GAAP).
2)    Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.
3)    Represents the ratio of adjusted operating provision for income taxes to adjusted operating income before income taxes.
4)    Quarterly ROE calculations represent annualized returns. See page 6 for additional information on calculation.
5)    Condensed consolidated statement of operations items mentioned in this Financial Supplement that are described as operating (i.e. operating net earned premiums and credit derivative revenues) are non-GAAP measures and represent components of adjusted operating income. Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.
6)    Represents the effect of consolidating financial guaranty variable interest entities (FG VIEs) and consolidated investment vehicles (CIVs) (FG VIE and CIV consolidation).

Assured Guaranty Ltd.
Selected Financial Highlights (2 of 2)
(dollars in millions, except per share amounts)

	As of
	September 30, 2024		December 31, 2023
	Amount	Per Share	Amount	Per Share
Shareholders’ equity attributable to AGL	$5,728	$111.09	$5,713	$101.63
Adjusted operating shareholders’ equity (1)	5,875	113.96	5,990	106.54
Adjusted book value (1)	8,582	166.47	8,765	155.92
Gain (loss) related to FG VIE and CIV consolidation included in:
Adjusted operating shareholders’ equity	(5)	(0.08)	5	0.07
Adjusted book value	(9)	(0.17)	—	—

Shares outstanding at the end of period	51.6		56.2

Exposure
Financial guaranty net debt service outstanding	$411,637		$397,636
Financial guaranty net par outstanding:
Investment grade	$247,546		$243,716
Below-investment-grade (BIG)	10,650		5,437
Total	$258,196		$249,153

Claims-paying resources (2)	$10,354		$10,665

1)    Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.
2)    See page 19 for additional detail on claims-paying resources.

Assured Guaranty Ltd.
Condensed Consolidated Statements of Operations (unaudited)
(dollars in millions, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
Revenues
Net earned premiums	$97	$95	$300	$261
Net investment income	82	100	247	270
Asset management fees	—	—	—	53
Net realized investment gains (losses)	—	(9)	2	(20)
Fair value gains (losses) on credit derivatives	3	9	19	115
Fair value gains (losses) on committed capital securities (CCS)	(3)	(20)	(12)	(35)
Fair value gains (losses) on FG VIEs	(7)	6	(11)	(2)
Fair value gains (losses) on CIVs	21	(4)	54	60
Foreign exchange gains (losses) on remeasurement	55	(39)	43	9
Fair value gains (losses) on trading securities	9	4	52	42
Gain on sale of asset management subsidiaries	—	255	—	255
Other income (loss)	12	6	22	38
Total revenues	269	403	716	1,046
Expenses
Loss and loss adjustment expense (LAE) (benefit)	(51)	100	(54)	159
Interest expense	22	24	68	67
Amortization of deferred acquisition costs (DAC)	5	4	14	10
Employee compensation and benefit expenses	47	47	153	199
Other operating expenses	44	44	124	170
Total expenses	67	219	305	605
Income (loss) before income taxes and equity in earnings (losses) of investees	202	184	411	441
Equity in earnings (losses) of investees	18	18	47	25
Income (loss) before income taxes	220	202	458	466
Less: Provision (benefit) for income taxes	44	43	88	84
Net income (loss)	176	159	370	382
Less: Noncontrolling interests	5	2	$12	$19
Net income (loss) attributable to AGL	$171	$157	$358	$363

Earnings per share:
Basic	$3.23	$2.65	$6.57	$6.11
Diluted	$3.17	$2.60	$6.44	$5.99

Assured Guaranty Ltd.
Condensed Consolidated Balance Sheets (unaudited)
(dollars in millions)

	As of
	September 30,	December 31,
	2024	2023
Assets
Investments:
Fixed-maturity securities available-for-sale, at fair value	$6,284	$6,307
Fixed-maturity securities, trading, at fair value	163	318
Short-term investments, at fair value	1,487	1,661
Other invested assets	912	829
Total investments	8,846	9,115
Cash	147	97
Premiums receivable, net of commissions payable	1,513	1,468
DAC	172	161
Salvage and subrogation recoverable	412	298
FG VIEs’ assets	156	328
Assets of CIVs	359	366
Other assets	686	706
Total assets	$12,291	$12,539

Liabilities
Unearned premium reserve	$3,631	$3,658
Loss and LAE reserve	253	376
Long-term debt	1,698	1,694
Credit derivative liabilities, at fair value	39	53
FG VIEs’ liabilities, at fair value	392	554
Other liabilities	496	439
Total liabilities	6,509	6,774

Shareholders’ equity
Common shares	1	1
Retained earnings	5,957	6,070
Accumulated other comprehensive income (loss)	(231)	(359)
Deferred equity compensation	1	1
Total shareholders’ equity attributable to AGL	5,728	5,713
Nonredeemable noncontrolling interests	54	52
Total shareholders’ equity	5,782	5,765
Total liabilities and shareholders’ equity	$12,291	$12,539

Assured Guaranty Ltd.
Selected Financial Highlights
GAAP to Non-GAAP Reconciliations (1 of 3)
(dollars in millions, except per share amounts)

Adjusted Operating Income Reconciliation	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023

Net income (loss) attributable to AGL	$171	$157	$358	$363
Less pre-tax adjustments:
Realized gains (losses) on investments	—	(9)	2	(20)
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	(2)	6	11	109
Fair value gains (losses) on CCS	(3)	(20)	(12)	(35)
Foreign exchange gains (losses) on remeasurement of premiums receivable and loss and LAE reserves	54	(37)	42	9
Total pre-tax adjustments	49	(60)	43	63
Less tax effect on pre-tax adjustments	(8)	11	(8)	(10)
Adjusted operating income (loss)	$130	$206	$323	$310

Gain (loss) related to FG VIE and CIV consolidation included in adjusted operating income	$(7)	$(8)	$(8)	$(30)

Components of adjusted operating income:
Segments:
Insurance	$162	59	$427	$282
Asset Management	4	—	5	(3)
Total segments	166	59	432	279
Corporate division	(29)	155	(101)	61
Other	(7)	(8)	(8)	(30)
Adjusted operating income (loss)	$130	$206	$323	$310

Per diluted share:
Net income (loss) attributable to AGL	$3.17	$2.60	$6.44	$5.99
Less pre-tax adjustments:
Realized gains (losses) on investments	—	(0.16)	0.03	(0.33)
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	(0.03)	0.12	0.21	1.81
Fair value gains (losses) on CCS	(0.06)	(0.33)	(0.21)	(0.58)
Foreign exchange gains (losses) on remeasurement of premiums receivable and loss and LAE reserves	1.00	(0.61)	0.76	0.14
Total pre-tax adjustments	0.91	(0.98)	0.79	1.04
Less tax effect on pre-tax adjustments	(0.16)	0.16	(0.15)	(0.17)
Adjusted operating income (loss)	$2.42	$3.42	$5.80	$5.12

Gain (loss) related to FG VIE and CIV consolidation included in adjusted operating income	$(0.12)	$(0.13)	$(0.15)	$(0.49)

Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Assured Guaranty Ltd.
Selected Financial Highlights
GAAP to Non-GAAP Reconciliations (2 of 3)
(dollars in millions)

ROE Reconciliation and Calculation	As of
	September 30,	June 30,	December 31,	September 30,	June 30,	December 31,
	2024	2024	2023	2023	2023	2022
Shareholders’ equity attributable to AGL	$5,728	$5,539	$5,713	$5,252	$5,276	$5,064
Adjusted operating shareholders’ equity	5,875	5,844	5,990	5,735	5,628	5,543
Gain (loss) related to FG VIE and CIV consolidation included in adjusted operating shareholders' equity	(5)	3	5	4	(3)	17

			Three Months Ended		Nine Months Ended
			September 30,		September 30,
			2024	2023	2024	2023
Net income (loss) attributable to AGL			$171	$157	$358	$363
Adjusted operating income (loss)			130	206	323	310

Average shareholders’ equity attributable to AGL			$5,634	$5,264	$5,721	$5,158
Average adjusted operating shareholders’ equity			5,860	5,682	5,933	5,639
Gain (loss) related to FG VIE and CIV consolidation included in average adjusted operating shareholders’ equity			(1)	1	—	11

GAAP ROE (1)			12.1%	11.9%	8.3%	9.4%
Adjusted operating ROE (1)			8.9%	14.5%	7.2%	7.3%

1)    Quarterly ROE calculations represent annualized returns.

Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Assured Guaranty Ltd.
Selected Financial Highlights
GAAP to Non-GAAP Reconciliations (3 of 3)
(dollars in millions)

	As of
	September 30,	June 30,	December 31,	September 30,	June 30,	December 31,
	2024	2024	2023	2023	2023	2022
Reconciliation of shareholders’ equity attributable to AGL to adjusted book value:
Shareholders’ equity attributable to AGL	$5,728	$5,539	$5,713	$5,252	$5,276	$5,064
Less pre-tax reconciling items:
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	45	47	34	38	31	(71)
Fair value gains (losses) on CCS	1	4	13	12	32	47
Unrealized gain (loss) on investment portfolio	(211)	(400)	(361)	(609)	(463)	(523)
Less taxes	18	44	37	76	48	68
Adjusted operating shareholders' equity	5,875	5,844	5,990	5,735	5,628	5,543
Pre-tax reconciling items:
Less: Deferred acquisition costs	172	169	161	158	155	147
Plus: Net present value of estimated net future revenue	189	190	199	190	192	157
Plus: Net deferred premium revenue on financial guaranty contracts in excess of expected loss to be expensed	3,370	3,424	3,436	3,404	3,445	3,428
Plus taxes	(680)	(691)	(699)	(612)	(623)	(602)
Adjusted book value	$8,582	$8,598	$8,765	$8,559	$8,487	$8,379

Gain (loss) related to FG VIE and CIV consolidation included in:
Adjusted operating shareholders’ equity (net of tax provision (benefit) of $(1), $1, $1, $1, $(1), and $4)	$(5)	$3	$5	$4	$(3)	$17
Adjusted book value (net of tax provision (benefit) of $(2), $(1), $0, $(1), $(3), and $3)	$(9)	$(2)	$—	$(2)	$(7)	$11

Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Assured Guaranty Ltd.
Income Components (1 of 4)
(in millions)

Components of Income for the Three Months Ended September 30, 2024

	Segments		Corporate and Other
	Insurance	Asset Management	Corporate	Other (1)	Reconciling Items	Consolidated

Revenues
Net earned premiums	$98	$—	$—	$(1)	$—	$97
Net investment income	82	—	3	(3)	—	82
Asset management fees	—	—	—	—	—	—
Net realized investment gains (losses)	—	—	—	—	—	—
Fair value gains (losses) on credit derivatives (2)	3	—	—	—	—	3
Fair value gains (losses) on CCS	—	—	—	—	(3)	(3)
Fair value gains (losses) on FG VIEs	—	—	—	(7)	—	(7)
Fair value gains (losses) on CIVs	—	—	—	21	—	21
Foreign exchange gains (losses) on remeasurement	1	—	—	—	54	55
Fair value gains (losses) on trading securities	9	—	—	—	—	9
Other income (loss)	11	2	1	(2)	—	12
Total revenues	204	2	4	8	51	269

Expenses
Loss and LAE (benefit) (3)	(53)	—	—	—	2	(51)
Interest expense	—	—	24	(2)	—	22
Amortization of DAC	5	—	—	—	—	5
Employee compensation and benefit expenses	40	—	7	—	—	47
Other operating expenses	36	2	6	—	—	44
Total expenses	28	2	37	(2)	2	67
Equity in earnings (losses) of investees	28	4	—	(14)	—	18
Less: Provision (benefit) for income taxes	42	—	(4)	(2)	8	44
Less: Noncontrolling interests	—	—	—	5	—	5
Total	$162	$4	$(29)	$(7)	$41	$171

1)    Includes the consolidation of the FG VIEs and CIVs and intersegment eliminations.
2)    Insurance segment balances for this line include only the credit derivative revenues component of realized gains (losses) on credit derivatives.
3)    Insurance segment balances for this line item includes credit derivative impairment (recoveries).

Assured Guaranty Ltd.
Income Components (2 of 4)
(in millions)

Components of Income for the Three Months Ended September 30, 2023

	Segments		Corporate and Other
	Insurance	Asset Management	Corporate	Other (1)	Reconciling Items	Consolidated

Revenues
Net earned premiums	$96	$—	$—	$(1)	$—	$95
Net investment income	101	—	2	(3)	—	100
Asset management fees	—	—	—	—	—	—
Net realized investment gains (losses)	—	—	—	—	(9)	(9)
Fair value gains (losses) on credit derivatives (2)	3	—	—	—	6	9
Fair value gains (losses) on CCS	—	—	—	—	(20)	(20)
Fair value gains (losses) on FG VIEs	—	—	—	6	—	6
Fair value gains (losses) on CIVs	—	—	—	(4)	—	(4)
Foreign exchange gains (losses) on remeasurement	(2)	—	—	—	(37)	(39)
Fair value gains (losses) on trading securities	4	—	—	—	—	4
Gain on sale of asset management subsidiaries	—	—	255	—	—	255
Other income (loss)	6	—	2	(2)	—	6
Total revenues	208	—	259	(4)	(60)	403

Expenses
Loss and LAE (benefit) (3)	101	—	—	(1)	—	100
Interest expense	—	—	26	(2)	—	24
Amortization of DAC	4	—	—	—	—	4
Employee compensation and benefit expenses	37	—	10	—	—	47
Other operating expenses	23	—	21	—	—	44
Total expenses	165	—	57	(3)	—	219
Equity in earnings (losses) of investees	25	—	—	(7)	—	18
Less: Provision (benefit) for income taxes	9	—	47	(2)	(11)	43
Less: Noncontrolling interests	—	—	—	2	—	2
Total	$59	$—	$155	$(8)	$(49)	$157

1)    Includes the consolidation of the FG VIEs and CIVs and intersegment eliminations.
2)    Insurance segment balances for this line include only the credit derivative revenues component of realized gains (losses) on credit derivatives.
3)    Insurance segment balances for this line item includes credit derivative impairment (recoveries).

Assured Guaranty Ltd.
Income Components (3 of 4)
(in millions)

Components of Income for the Nine Months Ended September 30, 2024

	Segments		Corporate and Other
	Insurance	Asset Management	Corporate	Other (1)	Reconciling Items	Consolidated

Revenues
Net earned premiums	$302	$—	$—	$(2)	$—	$300
Net investment income	246	—	10	(9)	—	247
Asset management fees	—	—	—	—	—	—
Net realized investment gains (losses)	—	—	—	—	2	2
Fair value gains (losses) on credit derivatives (2)	8	—	—	—	11	19
Fair value gains (losses) on CCS	—	—	—	—	(12)	(12)
Fair value gains (losses) on FG VIEs	—	—	—	(11)	—	(11)
Fair value gains (losses) on CIVs	—	—	—	54	—	54
Foreign exchange gains (losses) on remeasurement	1	—	—	—	42	43
Fair value gains (losses) on trading securities	52	—	—	—	—	52
Other income (loss)	13	10	3	(4)	—	22
Total revenues	622	10	13	28	43	716

Expenses
Loss and LAE (benefit)(3)	(49)	—	—	(5)	—	(54)
Interest expense	—	—	75	(7)	—	68
Amortization of DAC	14	—	—	—	—	14
Employee compensation and benefit expenses	128	—	25	—	—	153
Other operating expenses	90	6	28	—	—	124
Total expenses	183	6	128	(12)	—	305
Equity in earnings (losses) of investees	83	2	—	(38)	—	47
Less: Provision (benefit) for income taxes	95	1	(14)	(2)	8	88
Less: Noncontrolling interests	—	—	—	12	—	12
Total	$427	$5	$(101)	$(8)	$35	$358

1)    Includes the consolidation of the FG VIEs and CIVs and intersegment eliminations.
2)    Insurance segment balances for this line include only the credit derivative revenues component of realized gains (losses) on credit derivatives.
3)    Insurance segment balances for this line item includes credit derivative impairment (recoveries).

Assured Guaranty Ltd.
Income Components (4 of 4)
(in millions)

Components of Income for the Nine Months Ended September 30, 2023

	Segments		Corporate and Other
	Insurance	Asset Management	Corporate	Other (1)	Reconciling Items	Consolidated

Revenues
Net earned premiums	$264	$—	$—	$(3)	$—	$261
Net investment income	273	—	6	(9)	—	270
Asset management fees	—	64	—	(11)	—	53
Net realized investment gains (losses)	—	—	—	—	(20)	(20)
Fair value gains (losses) on credit derivatives (2)	7	—	—	—	108	115
Fair value gains (losses) on CCS	—	—	—	—	(35)	(35)
Fair value gains (losses) on FG VIEs	—	—	—	(2)	—	(2)
Fair value gains (losses) on CIVs	—	—	—	60	—	60
Foreign exchange gains (losses) on remeasurement	1	—	—	(1)	9	9
Fair value gains (losses) on trading securities	42	—	—	—	—	42
Gain on sale of asset management subsidiaries	—	—	255	—	—	255
Other income (loss)	35	7	2	(6)	—	38
Total revenues	622	71	263	28	62	1,046

Expenses
Loss and LAE (benefit)(3)	154	—	—	6	(1)	159
Interest expense	—	1	73	(7)	—	67
Amortization of DAC	10	—	—	—	—	10
Employee compensation and benefit expenses	112	59	28	—	—	199
Other operating expenses	78	15	64	13	—	170
Total expenses	354	75	165	12	(1)	605
Equity in earnings (losses) of investees	60	—	—	(35)	—	25
Less: Provision (benefit) for income taxes	46	(1)	37	(8)	10	84
Less: Noncontrolling interests	—	—	—	19	—	19
Total	$282	$(3)	$61	$(30)	$53	$363

1)    Includes the consolidation of the FG VIEs and CIVs and intersegment eliminations.
2)    Insurance segment balances for this line include only the credit derivative revenues component of realized gains (losses) on credit derivatives.
3)    Insurance segment balances for this line item includes credit derivative impairment (recoveries).

Assured Guaranty Ltd.
Fixed-Maturity Securities, Short-Term Investments and Cash
As of September 30, 2024
(dollars in millions)

	Amortized Cost	Allowance for Credit Losses	Pre-Tax Book Yield	After-Tax Book Yield	Fair Value	Annualized Investment Income (1)
Fixed maturity securities, available-for-sale:
Obligations of states and political subdivisions(3)	$2,171	$(14)	3.58%	3.18%	$2,119	$78
U.S. government and agencies	75	—	2.90	2.33	71	2
Corporate securities	2,503	(6)	3.48	2.90	2,404	87
Mortgage-backed securities:
Residential mortgage-backed securities (RMBS) (2)(3)	613	(20)	5.14	4.11	544	32
Commercial mortgage-backed securities	180	—	3.85	3.07	180	7
Asset-backed securities (ABS)
Collateralized loan obligation (CLOs)	384	—	7.08	5.60	383	27
Other ABS (3)	556	(26)	4.19	3.36	508	23
Non-U.S. government securities	83	—	1.98	1.96	75	2
Total fixed maturity securities, available-for-sale	6,565	(66)	3.92	3.29	6,284	258
Short-term investments	1,487	—	4.83	3.85	1,487	71
Cash (4)	147	—	—	—	147	—
Total	$8,199	$(66)	4.09%	3.39%	$7,918	$329

Fixed maturity securities, trading (6)					$163

Ratings (5):	Fair Value	% of Portfolio
U.S. government and agencies	$71	1.1%
AAA/Aaa	792	12.6
AA/Aa	2,236	35.6
A/A	1,620	25.8
BBB	991	15.8
BIG	511	8.1
Not rated	63	1.0
Total fixed maturity securities, available-for-sale	$6,284	100.0%

Duration of available-for-sale fixed maturity securities and short-term investments (in years):		3.4

1)    Represents annualized investment income based on amortized cost and pre-tax book yields.
2)    Includes fair value of $135 million in subprime RMBS, of which 92% were rated BIG.
3)    Includes securities purchased or obtained as part of loss mitigation or other risk management strategies.
4)    Cash is not included in the yield calculation.
5)    Ratings generally reflect the lower of Moody’s Ratings or S&P Global Ratings Services classifications except for purchased securities that the Company has insured, and for which it had expected losses to be paid (Loss Mitigation Securities) and certain other securities, which use internal ratings classifications. Loss mitigation and other securities total $830 million in par with carrying value of $569 million and are primarily included in the BIG category.
6)    Primarily includes contingent value instruments (CVI) received in connection with the 2022 Puerto Rico Resolutions (see page 33). These securities are not rated.

Assured Guaranty Ltd.
Investment Portfolio, Cash and CIVs
GAAP (1 of 2)
(dollars in millions)

Investment Portfolio, Cash and CIVs as of September 30, 2024

	Insurance Related Subsidiaries (1)	Holding Companies (2)	Other (3)	AGL Consolidated

Fixed-maturity securities, available-for-sale	$6,265	$19	$—	$6,284
Fixed-maturity securities, trading	163	—	—	163
Total fixed-maturity securities	6,428	19	—	6,447
Short-term investments	1,176	310	1	1,487
Cash	47	63	37	147
Total short-term investments and cash	1,223	373	38	1,634
Other invested assets
Equity method investments:
Sound Point	—	417	—	417
Funds:
CLOs	349	—	(247)	102
Private healthcare investing	149	—	—	149
Asset-based/specialty finance	131	—	(31)	100
Middle market direct lending	10	—	—	10
Other	1	122	—	123
Total funds	640	122	(278)	484
Other	—	3	—	3
Total equity method investments	640	542	(278)	904
Other	5	3	—	8
Other invested assets	645	545	(278)	912
Total investment portfolio and cash(4)	$8,296	$937	$(240)	$8,993
CIVs
Assets of CIVs	$—	$—	$359	$359
Liabilities of CIVs	—	—	(18)	(18)
Nonredeemable noncontrolling interests	—	—	(54)	(54)
Total CIVs	$—	$—	$287	$287

1)    Includes the Company’s U.S., Bermuda, United Kingdom (U.K.) and French insurance subsidiaries and AG Asset Strategies LLC (separate company, excluding the effect of consolidating CIVs).
2)    Includes the Company’s holding companies: AGL, Assured Guaranty US Holdings Inc. and Assured Guaranty Municipal Holdings Inc.
3)    Includes the Company’s non insurance subsidiaries, non-U.S. holding companies and CIVs and related intercompany eliminations.
4)    The alternative investments, excluding Sound Point, had an inception-to-date annualized internal rate of return (IRR) of 12.8%, the year-to-date return of 10.3% and the quarter-to-date return of 3.6%. Returns are calculated using return on investment method. The inception-to-date returns are calculated using cash basis IRR method and are annualized; the quarterly and year-to-date returns are not annualized.

Assured Guaranty Ltd.
Investment Portfolio, Cash and CIVs
GAAP (2 of 2)
(dollars in millions)

Investment Portfolio, Cash and CIVs as of December 31, 2023

	Insurance Related Subsidiaries (1)	Holding Companies (2)	Other (3)	AGL Consolidated

Fixed-maturity securities, available-for-sale	$6,286	$21	$—	$6,307
Fixed-maturity securities, trading	318	—	—	318
Total fixed-maturity securities	6,604	21	—	6,625
Short-term investments	1,328	332	1	1,661
Cash	52	7	38	97
Total short-term investments and cash	1,380	339	39	1,758
Other invested assets
Equity method investments:
Sound Point	—	429	—	429
Funds:
CLOs	302	—	(223)	79
Private healthcare investing	102	—	—	102
Asset-based/specialty finance	166	—	(82)	84
Middle market direct lending	5	—	—	5
Other	117	—	—	117
Total funds	692	—	(305)	387
Other	—	7	—	7
Total equity method investments	692	436	(305)	823
Other	3	3	—	6
Other invested assets	695	439	(305)	829
Total investment portfolio and cash(4)	$8,679	$799	$(266)	$9,212
CIVs
Assets of CIVs	$—	$—	$366	$366
Liabilities of CIVs	—	—	(4)	(4)
Nonredeemable noncontrolling interests	—	—	(52)	(52)
Total CIVs	$—	$—	$310	$310

1)    Includes the Company’s U.S., Bermuda, U.K. and French insurance subsidiaries and AG Asset Strategies LLC (separate company, excluding the effect of consolidating CIVs).
2)    Includes the Company’s holding companies: AGL, Assured Guaranty US Holdings Inc. and Assured Guaranty Municipal Holdings Inc.
3)    Includes the Company’s non insurance subsidiaries, non-U.S. holding companies and CIVs and related intercompany eliminations.
4)    The alternative investments, excluding Sound Point, had an inception-to-date annualized IRR of 12.8%, the year-to-date return of 13.8% and the quarter-to-date return of 3.4%.

Assured Guaranty Ltd.
Income from Investment Portfolio and CIVs by Segment (1 of 2)
(dollars in millions)

	Three Months Ended September 30, 2024
	Insurance	Asset Management	Corporate	Other	Total
Net investment income
Fixed-maturity securities, available-for-sale	$62	$—	$—	$(1)	$61
Short-term investments	18	—	3	—	21
Other	2	—	—	(2)	—
Total net investment income	$82	$—	$3	$(3)	$82

Fair value gains (losses) on trading securities	$9	$—	$—	$—	$9

Equity in earnings (losses) of investees
Sound Point	$—	$4	$—	$—	$4
Funds:
CLOs	12	—	—	(8)	4
Private healthcare investing	6	—	—	—	6
Asset-based/specialty finance	7	—	—	(6)	1
Middle market direct lending	(3)	—	—	—	(3)
Other	6	—	—	—	6
Total funds (1)	28	—	—	(14)	14
Other	—	—	—	—	—
Equity in earnings (losses) of investees	$28	$4	$—	$(14)	$18

CIVs
Fair value gains (losses) on CIVs	$—	$—	$—	$21	$21
Noncontrolling interests	—	—	—	(5)	(5)
Total CIVs	$—	$—	$—	$16	$16

	Three Months Ended September 30, 2023
	Insurance	Asset Management	Corporate	Other	Total
Net investment income
Fixed-maturity securities, available-for-sale	$80	$—	$—	$(1)	$79
Short-term investments	19	—	2	—	21
Other	2	—	—	(2)	—
Total net investment income	$101	$—	$2	$(3)	$100

Fair value gains (losses) on trading securities	$4	$—	$—	$—	$4

Equity in earnings (losses) of investees
Sound Point	$—	$—	$—	$—	$—
Funds:
CLOs	7	—	—	(7)	—
Private healthcare investing	12	—	—	—	12
Asset-based/specialty finance	—	—	—	—	—
Other	6	—	—	—	6
Total funds (1)	25	—	—	(7)	18
Other	—	—	—	—	—
Equity in earnings (losses) of investees	$25	$—	$—	$(7)	$18

CIVs
Fair value gains (losses) on CIVs	$—	$—	$—	$(4)	$(4)
Noncontrolling interests	—	—	—	(2)	(2)
Total CIVs	$—	$—	$—	$(6)	$(6)
1)    Relates to funds managed by Sound Point and AHP, and certain other managers, as well as, prior to July 1, 2023, AssuredIM. Investments in funds are reported on a one-quarter lag.

Assured Guaranty Ltd.
Income from Investment Portfolio and CIVs by Segment (2 of 2)
(dollars in millions)

	Nine Months Ended September 30, 2024
	Insurance	Asset Management	Corporate	Other	Total
Net investment income
Fixed-maturity securities, available-for-sale	$183	$—	$—	$(2)	$181
Short-term investments	56	—	10	—	66
Other	7	—	—	(7)	—
Total net investment income	$246	$—	$10	$(9)	$247

Fair value gains (losses) on trading securities	$52	$—	$—	$—	$52

Equity in earnings (losses) of investees
Sound Point	$—	$5	$—	$—	$5
Funds:
CLOs	38	—	—	(26)	12
Private healthcare investing	8	—	—	—	8
Asset-based/specialty finance	18	—	—	(12)	6
Middle market direct lending	1	—	—	—	1
Other	18	—	—	—	18
Total funds (1)	83	—	—	(38)	45
Other	—	(3)	—	—	(3)
Equity in earnings (losses) of investees	$83	$2	$—	$(38)	$47

CIVs
Fair value gains (losses) on CIVs	$—	$—	$—	$54	$54
Noncontrolling interests	—	—	—	(12)	(12)
Total CIVs	$—	$—	$—	$42	$42

	Nine Months Ended September 30, 2023
	Insurance	Asset Management	Corporate	Other	Total
Net investment income
Fixed-maturity securities, available-for-sale	$217	$—	$—	$(2)	$215
Short-term investments	47	—	6	—	53
Other	9	—	—	(7)	2
Total net investment income	$273	$—	$6	$(9)	$270

Fair value gains (losses) on trading securities	$42	$—	$—	$—	$42

Equity in earnings (losses) of investees
Sound Point	$—	$—	$—	$—	$—
Funds:
CLOs	23	—	—	(23)	—
Private healthcare investing	21	—	—	(9)	12
Asset-based/specialty finance	3	—	—	(3)	—
Other	13	—	—	—	13
Total funds (1)	60	—	—	(35)	25
Other	—	—	—	—	—
Equity in earnings (losses) of investees	$60	$—	$—	$(35)	$25

CIVs
Fair value gains (losses) on CIVs	$—	$—	$—	$60	$60
Noncontrolling interests	—	—	—	(19)	(19)
Total CIVs	$—	$—	$—	$41	$41
1)    Relates to funds managed by Sound Point and AHP, and certain other managers, as well as, prior to July 1, 2023, AssuredIM. Investments in funds are generally reported on a one-quarter lag.

Insurance Segment

Assured Guaranty Ltd.
Insurance Segment Results
(dollars in millions)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023
Segment revenues
Net earned premiums and credit derivative revenues	$101	$99	$310	$271
Net investment income	82	101	246	273
Fair value gains (losses) on trading securities	9	4	52	42
Foreign exchange gains (losses) on remeasurement and other income (loss)	12	4	14	36
Total segment revenues	204	208	622	622

Segment expenses
Loss expense (benefit)	(53)	101	(49)	154
Amortization of DAC	5	4	14	10
Employee compensation and benefit expenses	40	37	128	112
Other operating expenses	36	23	90	78
Total segment expenses	28	165	183	354
Equity in earnings (losses) of investees	28	25	83	60
Segment adjusted operating income (loss) before income taxes	204	68	522	328
Less: Provision (benefit) for income taxes	42	9	95	46
Segment adjusted operating income (loss)	$162	$59	$427	$282

Assured Guaranty Ltd.
Claims-Paying Resources
(dollars in millions)

	As of September 30, 2024
	AG	AG Re (6)	Eliminations (2)	Total
Claims-paying resources
Policyholders’ surplus	$3,644	$770	$61	$4,475
Contingency reserve	1,374	—	—	1,374
Qualified statutory capital	5,018	770	61	5,849
Unearned premium reserve and net deferred ceding commission income (1)	2,438	593	(61)	2,970
Loss and LAE reserves (1)(7)	—	113	—	113
Total policyholders' surplus and reserves	7,456	1,476	—	8,932
Present value of installment premium	764	258	—	1,022
CCS	400	—	—	400
Total claims-paying resources	$8,620	$1,734	$—	$10,354

Statutory net exposure (1)(3)	$197,590	$63,930	$(622)	$260,898
Net debt service outstanding (1)(3)	$319,135	$96,479	$(1,126)	$414,488

Ratios:
Net exposure to qualified statutory capital	39:1	83:1		45:1
Capital ratio (4)	64:1	125:1		71:1
Financial resources ratio (5)	37:1	56:1		40:1
Statutory net exposure to claims-paying resources	23:1	37:1		25:1

Separate company statutory basis:
Admitted assets	$7,304	$1,497
Total liabilities	3,660	727
Loss and LAE reserves (recoverable)	(49)	113
Paid in capital stock	441	826

1)    The numbers shown for AG have been adjusted to include its share of its U.K. and French insurance subsidiaries.
2)    Eliminations consist of intercompany deferred ceding commissions. Net exposure and net debt service outstanding eliminations relate to second-to-pay policies under which an Assured Guaranty insurance subsidiary guarantees an obligation already insured by another Assured Guaranty insurance subsidiary.
3)    Net exposure and net debt service outstanding are presented on a statutory basis. Includes $3,503 million of specialty business.
4)    The capital ratio is calculated by dividing net debt service outstanding by qualified statutory capital.
5)    The financial resources ratio is calculated by dividing net debt service outstanding by total claims-paying resources.
6)    Assured Guaranty Re Ltd. (AG Re) numbers represent the Company's estimate of AG Re on a U.S. statutory-basis, except for contingency reserves.
7) Loss and LAE reserves exclude adjustments to claims-paying resources for AG because the balance was in a net recoverable position of $47 million.

Please refer to the Glossary for an explanation of changes in the presentation of net debt service and net par outstanding.

Assured Guaranty Ltd.
New Business Production
(dollars in millions)

Reconciliation of GWP to PVP

	Three Months Ended					Three Months Ended
	September 30, 2024					September 30, 2023
	Public Finance		Structured Finance			Public Finance		Structured Finance
	U.S.	Non - U.S.	U.S.	Non - U.S.	Total	U.S.	Non - U.S.	U.S.	Non - U.S.	Total
Total GWP	$35	$7	$4	$15	$61	$29	$(5)	$15	$1	$40
Less: Installment GWP and other GAAP adjustments (1)	2	(1)	2	15	18	6	(5)	15	1	17
Upfront GWP	33	8	2	—	43	23	—	—	—	23
Plus: Installment premiums and other(2)	1	2	3	14	20	7	2	12	2	23
Total PVP	$34	$10	$5	$14	$63	$30	$2	$12	$2	$46

Gross par written	$5,387	$665	$551	$834	$7,437	$5,098	$61	$267	$522	$5,948

	Nine Months Ended					Nine Months Ended
	September 30, 2024					September 30, 2023
	Public Finance		Structured Finance			Public Finance		Structured Finance
	U.S.	Non - U.S.	U.S.	Non - U.S.	Total	U.S.	Non - U.S.	U.S.	Non - U.S.	Total
Total GWP	$182	$34	$19	$19	$254	$129	$40	$48	$4	$221
Less: Installment GWP and other GAAP adjustments (1)	99	14	16	19	148	55	37	48	4	144
Upfront GWP	83	20	3	—	106	74	3	—	—	77
Plus: Installment premiums and other(2)	110	24	21	20	175	55	35	42	40	172
Total PVP	$193	$44	$24	$20	$281	$129	$38	$42	$40	$249

Gross par written	$15,339	$2,237	$1,245	$1,782	$20,603	$15,752	$670	$1,101	$2,762	$20,285

(1)    Includes the present value of new business on installment policies discounted at the prescribed GAAP discount rates, GWP adjustments on existing installment policies due to changes in assumptions and other GAAP adjustments.
(2)    Includes the present value of future premiums and fees on new business paid in installments, discounted at the approximate average pre-tax book yield of fixed-maturity securities purchased during the prior calendar year, other than certain fixed-maturity securities such as Loss Mitigation Securities. Nine months 2023 also includes the present value of future premiums and fees associated with other guaranties written by the Company that, under GAAP, are accounted for under ASC 460, Guarantees.

Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Assured Guaranty Ltd.
Gross Par Written (1 of 2)
(dollars in millions)

Gross Par Written by Asset Type

	Three Months Ended September 30,
	2024	2023
Sector:
U.S. public finance:
General obligation	$1,916	$1,445
Municipal utilities	1,183	1,180
Tax backed	1,104	1,105
Transportation	459	815
Healthcare	436	242
Housing revenue	158	217
Higher education	127	94
Other public finance	4	—
Total U.S. public finance	5,387	5,098
Non-U.S. public finance:
Infrastructure finance	380	—
Regulated utilities	285	61
Total non-U.S. public finance	665	61
Total public finance	6,052	5,159

U.S. structured finance:
Structured credit	275	—
Insurance securitizations	200	250
Commercial mortgage-backed securities	25	—
Subscription finance facilities	21	17
Pooled corporate obligations	12	—
Other structured finance	18	—
Total U.S. structured finance	551	267
Non-U.S. structured finance:
Subscription finance facilities	162	34
Pooled corporate obligations	50	488
Other structured finance	622	—
Total non-U.S. structured finance	834	522
Total structured finance	1,385	789

Total gross par written	$7,437	$5,948

Please refer to the Glossary for a description of sectors.

Assured Guaranty Ltd.
Gross Par Written (2 of 2)
(dollars in millions)

Gross Par Written by Asset Type

	Nine Months Ended September 30,
	2024	2023
Sector:
U.S. public finance:
General obligation	$5,735	$6,114
Transportation	3,704	1,039
Tax backed	2,560	1,670
Municipal utilities	2,012	3,895
Healthcare	774	706
Higher education	372	299
Housing revenue	158	217
Infrastructure finance	—	1,785
Other public finance	24	27
Total U.S. public finance	15,339	15,752
Non-U.S. public finance:
Regulated utilities	1,803	417
Infrastructure finance	434	—
Sovereign and sub-sovereign	—	253
Total non-U.S. public finance	2,237	670
Total public finance	17,576	16,422

U.S. structured finance:
Insurance securitizations	450	750
Structured credit	285	275
Pooled corporate obligations	218	—
Subscription finance facilities	213	76
Commercial mortgage-backed securities	25	—
Other structured finance	54	—
Total U.S. structured finance	1,245	1,101
Non-U.S. structured finance:
Subscription finance facilities	802	856
Pooled corporate obligations	358	488
Other structured finance	622	1,418
Total non-U.S. structured finance	1,782	2,762
Total structured finance	3,027	3,863

Total gross par written	$20,603	$20,285

Please refer to the Glossary for a description of sectors.

Assured Guaranty Ltd.
New Business Production by Quarter
(dollars in millions)

								Nine Months
	1Q-23	2Q-23	3Q-23	4Q-23	1Q-24	2Q-24	3Q-24	2024	2023
PVP:
Public finance - U.S.	$22	$77	$30	$83	$43	$116	$34	$193	$129
Public finance - non-U.S.	30	6	2	45	1	33	10	44	38
Structured finance - U.S.	27	3	12	26	15	4	5	24	42
Structured finance - non-U.S.	33	5	2	1	4	2	14	20	40
Total PVP (1)	$112	$91	$46	$155	$63	$155	$63	$281	$249

Reconciliation of GWP to PVP:

Total GWP	$86	$95	$40	$136	$61	$132	$61	$254	$221
Less: Installment GWP and other GAAP adjustments	69	58	17	103	28	102	18	148	144
Upfront GWP	17	37	23	33	33	30	43	106	77
Plus: Installment premiums and other(2)	95	54	23	122	30	125	20	175	172
Total PVP	$112	$91	$46	$155	$63	$155	$63	$281	$249

Gross par written:
Public finance - U.S.	$2,907	$7,747	$5,098	$6,712	$2,909	$7,043	$5,387	$15,339	$15,752
Public finance - non-U.S.	360	249	61	874	—	1,572	665	2,237	670
Structured finance - U.S.	582	252	267	785	480	214	551	1,245	1,101
Structured finance - non-U.S. (1)	1,514	726	522	304	354	594	834	1,782	2,762
Total	$5,363	$8,974	$5,948	$8,675	$3,743	$9,423	$7,437	$20,603	$20,285

1)    PVP and gross par written include the present value (PV) of future premiums and total exposure, respectively, associated with other guaranties written by the Company that, under GAAP, are accounted for under ASC 460, Guarantees.
2)    Includes the present value of future premiums and fees on new business paid in installments, discounted at the approximate average pre-tax book yield of fixed-maturity securities purchased during the prior calendar year, other than certain fixed-maturity securities such as Loss Mitigation Securities. Nine months 2023 also includes the present value of future premiums and fees associated with other guaranties written by the Company that, under GAAP, are accounted for under ASC 460, Guarantees.

Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Assured Guaranty Ltd.
Estimated Net Exposure Amortization(1) and Estimated Future Financial Guaranty Net Premium
and Credit Derivative Revenues
(dollars in millions)

			Financial Guaranty Insurance (2)
	Estimated Net Debt Service Amortization	Estimated Ending Net Debt Service Outstanding	Expected PV Net Earned Premiums (i.e. Net Deferred Premium Revenue)	Accretion of Discount	Effect of FG VIE Consolidation on Expected PV Net Earned Premiums and Accretion of Discount	Future Credit Derivative Revenues (3)
2024 (as of September 30)		$411,637
2024 4Q	$4,981	406,656	$74	$8	$1	$3
2025	23,229	383,427	281	31	3	10
2026	22,087	361,340	263	29	3	9
2027	19,797	341,543	247	27	2	8
2028	19,742	321,801	234	25	2	7

2024-2028	89,836	321,801	1,099	120	11	37
2029-2033	97,836	223,965	951	105	11	29
2034-2038	75,327	148,638	628	77	9	23
2039-2043	54,987	93,651	400	51	—	14
After 2043	93,651	—	543	62	—	8
Total	$411,637		$3,621	$415	$31	$111

Reconciliation of Net Deferred Premium Revenue to Net Unearned Premium Reserve(4)

	GAAP	Effect of FG VIE Consolidation on Net Unearned Premium Reserve
Net deferred premium revenue:
Financial guaranty	$3,621	$30
Specialty	6	—
Net deferred premium revenue	3,627	30
Contra-paid	(24)	(3)
Net unearned premium reserve	$3,603	$27

1)    Represents the future expected amortization of current debt service outstanding (principal and interest), assuming no advance refundings, as of September 30, 2024. Actual amortization differs from expected maturities because borrowers may have the right to call or prepay guaranteed obligations, terminations and because of management's assumptions on structured finance amortization.
2)    See also page 27, for ‘‘Net Expected Loss to be Expensed.’’
3)     Represents expected future premiums on insured credit derivatives.
4)    Unearned premium reserve represents deferred premium revenue less claim payments made (net of recoveries received) that have been recognized in the statement of operations (contra-paid).

Assured Guaranty Ltd.
Roll Forward of Net Expected Loss and LAE to be Paid
(dollars in millions)

Roll Forward of Net Expected Loss and LAE to be Paid (1) for the Three Months Ended September 30, 2024

	Net Expected Loss to be Paid (Recovered) as of June 30, 2024	Net Economic Loss Development (Benefit) During 3Q-24	Net (Paid) Recovered Losses During 3Q-24	Net Expected Loss to be Paid (Recovered) as of September 30, 2024
Public Finance:
U.S. public finance	$374	$(23)	$(113)	$238
Non-U.S public finance	37	46	(2)	81
Public Finance	411	23	(115)	319

Structured Finance:
U.S. RMBS	—	(56)	10	(46)
Other structured finance	36	(1)	(2)	33
Structured Finance	36	(57)	8	(13)
Total	$447	$(34)	$(107)	$306

Roll Forward of Net Expected Loss and LAE to be Paid (1) for the Nine Months Ended September 30, 2024

	Net Expected Loss to be Paid (Recovered) as of December 31, 2023	Net Economic Loss Development (Benefit) During 2024	Net (Paid) Recovered Losses During 2024	Net Expected Loss to be Paid (Recovered) as of September 30, 2024
Public Finance:
U.S. public finance	$398	$(14)	$(146)	$238
Non-U.S public finance	20	63	(2)	81
Public Finance	418	49	(148)	319

Structured Finance:
U.S. RMBS	43	(69)	(20)	(46)
Other structured finance	44	—	(11)	33
Structured Finance	87	(69)	(31)	(13)
Total	$505	$(20)	$(179)	$306

1)    Includes net expected loss to be paid (recovered), economic loss development (benefit) and (paid) recovered losses for all contracts (i.e. those accounted for as insurance, credit derivatives and FG VIEs).

Assured Guaranty Ltd.
Loss Measures
As of September 30, 2024
(dollars in millions)

		Three Months Ended September 30, 2024			Nine Months Ended September 30, 2024
	Total Net Par Outstanding for BIG Transactions	GAAP Loss and LAE (1)	Loss and LAE included in Adjusted Operating Income (2)	Insurance Segment Loss and LAE (3)	GAAP Loss and LAE (1)	Loss and LAE included in Adjusted Operating Income (2)	Insurance Segment Loss and LAE (3)
Public finance:
U.S. public finance	$3,132	$(11)	$(11)	$(8)	$(12)	$(12)	$(4)
Non-U.S public finance	6,607	—	—	—	—	—	—
Public finance	9,739	(11)	(11)	(8)	(12)	(12)	(4)
Structured finance:
U.S. RMBS	831	(39)	(41)	(44)	(42)	(45)	(48)
Other structured finance	80	(1)	(1)	(1)	—	3	3
Structured finance	911	(40)	(42)	(45)	(42)	(42)	(45)
Total	$10,650	$(51)	$(53)	$(53)	$(54)	$(54)	$(49)

1)    Includes loss expense related to contracts that are accounted for as insurance contracts.
2)    Includes loss expense related to contracts that are accounted for as insurance contracts and credit derivatives.
3)    Includes loss expense related to contracts that are accounted for as insurance contracts, credit derivatives, and consolidated FG VIEs.

Please refer to the Glossary for an explanation of the presentation of net par outstanding and of the various sectors.

Assured Guaranty Ltd.
Net Expected Loss to be Expensed (1)
As of September 30, 2024
(dollars in millions)

GAAP

2024 (as of September 30)
2024 4Q	$3
2025	12
2026	12
2027	17
2028	18
2024-2028	62
2029-2033	90
2034-2038	48
2039-2043	13
After 2043	39
Total expected present value of net expected loss to be expensed(2)	252
Future accretion	(76)
Total expected future loss and LAE	$176

1)    The present value of net expected loss to be paid is discounted using risk free rates ranging from 3.52% to 4.96% for U.S. dollar denominated obligations.
2)     Excludes $24 million related to FG VIEs, which are eliminated in consolidation.

Assured Guaranty Ltd.
Financial Guaranty Profile (1 of 3)
(dollars in millions)

Net Par Outstanding by Asset Type

	As of September 30, 2024	As of December 31, 2023
U.S. public finance:
General obligation	$76,349	$74,609
Tax backed	33,297	33,060
Municipal utilities	28,996	29,300
Transportation	25,312	22,052
Healthcare	13,081	12,604
Infrastructure finance	8,687	8,796
Higher education	7,405	7,250
Housing revenue	1,278	1,152
Investor-owned utilities	325	329
Renewable energy	167	167
Other public finance	940	970
Total U.S. public finance	195,837	190,289
Non-U.S public finance:
Regulated utilities	23,474	20,545
Infrastructure finance	15,800	15,430
Sovereign and sub-sovereign	9,889	9,869
Renewable energy	1,739	2,030
Pooled infrastructure	1,181	1,133
Total non-U.S. public finance	52,083	49,007
Total public finance	247,920	239,296

U.S. structured finance:
Insurance securitizations	4,665	4,379
RMBS	1,546	1,774
Pooled corporate obligations	689	631
Financial products	478	464
Subscription finance facilities	241	178
Consumer receivables	233	314
Other structured finance	865	892
Total U.S. structured finance	8,717	8,632
Non-U.S. structured finance:
Subscription finance facilities	767	444
Pooled corporate obligations	452	425
RMBS	243	252
Other structured finance	97	104
Total non-U.S. structured finance	1,559	1,225
Total structured finance	10,276	9,857

Total net par outstanding	$258,196	$249,153

Please refer to the Glossary for an explanation of the presentation of net par outstanding and various sectors.

Assured Guaranty Ltd.
Financial Guaranty Profile (2 of 3)
As of September 30, 2024
(dollars in millions)

Distribution by Ratings of Financial Guaranty Portfolio

	Public Finance - U.S.		Public Finance - Non-U.S.		Structured Finance - U.S.		Structured Finance - Non-U.S.		Total
Ratings:	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%	Net Par Outstanding	%
AAA	$26	—%	$2,143	4.1%	$657	7.5%	$460	29.5%	$3,286	1.3%
AA	17,823	9.1	3,010	5.8	5,602	64.3	110	7.1	26,545	10.3
A	107,205	54.7	13,961	26.8	945	10.8	900	57.7	123,011	47.6
BBB	67,651	34.6	26,362	50.6	602	6.9	89	5.7	94,704	36.7
BIG	3,132	1.6	6,607	12.7	911	10.5	—	—	10,650	4.1
Net Par Outstanding (1)	$195,837	100.0%	$52,083	100.0%	$8,717	100.0%	$1,559	100.0%	$258,196	100.0%

1)    As of September 30, 2024, the Company excluded $1.2 billion of net par outstanding attributable to Loss Mitigation Securities.

Please refer to the Glossary for an explanation of the presentation of net par outstanding and the Company's internal rating approach, and of the various sectors.

Assured Guaranty Ltd.
Financial Guaranty Profile (3 of 3)
As of September 30, 2024
(dollars in millions)

Geographic Distribution of Financial Guaranty Portfolio

	Net Par Outstanding	% of Total
U.S.:
U.S. public finance:
California	$36,060	14.0%
Texas	24,602	9.5
New York	18,495	7.2
Pennsylvania	17,173	6.6
Illinois	12,958	5.0
Florida	11,003	4.2
New Jersey	8,945	3.4
Michigan	4,845	1.9
Louisiana	4,800	1.9
Colorado	3,584	1.4
Other	53,372	20.7
Total U.S. public finance	195,837	75.8
U.S. structured finance (multiple states)	8,717	3.4
Total U.S.	204,554	79.2

Non-U.S.:
United Kingdom	43,189	16.7
Spain	1,665	0.7
France	1,579	0.6
Canada	1,361	0.5
Australia	1,326	0.5
Other	4,522	1.8
Total non-U.S.	53,642	20.8

Total net par outstanding	$258,196	100.0%

Please refer to the Glossary for an explanation of the presentation of net par outstanding and of the various sectors.

Assured Guaranty Ltd.
Specialty Business
(dollars in millions)

	As of September 30, 2024		As of December 31, 2023
	Gross Exposure (2)	Net Exposure (2)	Gross Exposure (2)	Net Exposure (2)
Insurance securitizations (1)	$1,454	$1,124	$1,370	$1,043
Diversified real estate	1,509	1,509	1,569	1,569
Pooled corporate obligations	694	694	488	488
Aircraft residual value insurance	308	176	355	200

1)    Insurance securitizations exposure is projected to reach $1.6 billion gross and $1.3 billion net in 2026.
2)    All exposures are rated investment-grade, except gross exposure of $144 million and net exposure of $84 million of aircraft residual value insurance as of both September 30, 2024 and December 31, 2023.

Assured Guaranty Ltd.
Expected Amortization of Net Par Outstanding
(dollars in millions)

	Public Finance		Structured Finance
	Estimated Net Par Amortization	Estimated Ending Net Par Outstanding	U.S. and Non-U.S. Pooled Corporate	U.S. RMBS	Financial Products	Other Structured Finance	Total	Estimated Ending Net Par Outstanding

2024 (as of September 30)		$247,920						$10,276
2024 4Q	$1,987	245,933	$7	$57	$(7)	$107	$164	10,112
2025	11,493	234,440	114	196	32	530	872	9,240
2026	10,838	223,602	246	180	39	571	1,036	8,204
2027	9,154	214,448	397	146	(9)	375	909	7,295
2028	9,449	204,999	233	151	54	567	1,005	6,290

2024-2028	42,921	204,999	997	730	109	2,150	3,986	6,290
2029-2033	54,674	150,325	106	429	284	3,077	3,896	2,394
2034-2038	46,439	103,886	38	380	69	544	1,031	1,363
2039-2043	35,257	68,629	—	—	16	765	781	582
After 2043	68,629	—	—	7	—	575	582	—
Total	$247,920		$1,141	$1,546	$478	$7,111	$10,276

Net par outstanding (end of period)

	1Q-23	2Q-23	3Q-23	4Q-23	1Q-24	2Q-24	3Q-24
Public finance - U.S.	$180,837	$186,323	$185,973	$190,289	$189,895	$194,593	$195,837
Public finance - non-U.S.	45,909	47,658	45,748	49,007	48,237	49,583	52,083
Structured finance - U.S.	8,660	8,827	8,975	8,632	8,643	8,759	8,717
Structured finance - non-U.S.	977	1,205	1,137	1,225	1,369	1,461	1,559
Net par outstanding	$236,383	$244,013	$241,833	$249,153	$248,144	$254,396	$258,196

Please refer to the Glossary for an explanation of the presentation of net par outstanding and of the various sectors.

Assured Guaranty Ltd.
Puerto Rico Profile (1 of 2)
As of September 30, 2024
(dollars in millions)

Exposure to Puerto Rico

	Par Outstanding		Debt Service Outstanding
	Gross	Net	Gross	Net
Total	$865	$851	$1,136	$1,119

Exposure to Puerto Rico by Company

	Net Par Outstanding
	AG	AG Re	Total Net Par Outstanding	Gross Par Outstanding
Defaulted Puerto Rico Exposures
PREPA	$377	$154	$531	$539
Total Defaulted	377	154	531	539
Resolved Puerto Rico Exposures (1)
Puerto Rico Highways and Transportation Authority (PRHTA) (Transportation revenue)	130	74	204	204
PRHTA (Highway revenue)	23	1	24	24
Total Resolved	153	75	228	228
Non-Defaulting Puerto Rico Exposures(2)
Puerto Rico Municipal Finance Agency (MFA)	76	15	91	97
University of Puerto Rico (U of PR)	1	—	1	1
Total Non-Defaulting	77	15	92	98
Total exposure to Puerto Rico	$607	$244	$851	$865

1)    In 2022, the Company resolved its exposure to insured Puerto Rico credits experiencing payment default other than PREPA (2022 Puerto Rico Resolutions). In connection with the resolution of PRHTA exposures, the Company received cash, new general obligation bonds (New GO Bonds), new bonds backed by toll revenues (Toll Bonds, and together with New GO Bonds, New Recovery Bonds) and CVIs. All of the Toll Bonds have been sold or redeemed; therefore, the remaining amounts owed for the insured PRHTA bonds are payable in full by the Company’s insurance subsidiaries under their financial guaranty policies and are no longer dependent on the credit of the PRHTA.
2)    All debt service on these insured exposures have been paid to date without any insurance claim being made on the Company.

Assured Guaranty Ltd.
Puerto Rico Profile (2 of 2)
As of September 30, 2024
(dollars in millions)

Amortization Schedule of Net Par Outstanding of Puerto Rico

	2024 (4Q)	2025 (1Q)	2025 (2Q)	2025 (3Q)	2025 (4Q)	2026	2027	2028	2029	2030	2031	2032	2033	2034 - 2038	2039 - 2041	Total
Defaulted Puerto Rico Exposures
PREPA	$—	$—	$—	$68	$—	$105	$105	$68	$39	$44	$75	$14	$4	$9	$—	$531
Total Defaulted	—	—	—	68	—	105	105	68	39	44	75	14	4	9	—	531
Resolved Puerto Rico Exposures
PRHTA (Transportation revenue)	—	—	—	—	—	—	—	—	—	—	—	—	—	107	97	204
PRHTA (Highway revenue)	—	—	—	—	—	—	—	—	—	—	—	5	3	16	—	24
Total Resolved	—	—	—	—	—	—	—	—	—	—	—	5	3	123	97	228
Non-Defaulting Puerto Rico Exposures
MFA	—	—	—	16	—	35	15	13	7	5	—	—	—	—	—	91
U of PR	—	—	—	—	—	—	—	—	—	—	—	—	1	—	—	1
Total Non-Defaulting	—	—	—	16	—	35	15	13	7	5	—	—	1	—	—	92

Total	$—	$—	$—	$84	$—	$140	$120	$81	$46	$49	$75	$19	$8	$132	$97	$851

Amortization Schedule of Net Debt Service Outstanding of Puerto Rico

	2024 (4Q)	2025 (1Q)	2025 (2Q)	2025 (3Q)	2025 (4Q)	2026	2027	2028	2029	2030	2031	2032	2033	2034 - 2038	2039 - 2041	Total
Defaulted Puerto Rico Exposures
PREPA	$3	$10	$2	$78	$2	$126	$122	$80	$47	$52	$81	$15	$5	$9	$—	$632
Total Defaulted	3	10	2	78	2	126	122	80	47	52	81	15	5	9	—	632
Resolved Puerto Rico Exposures
PRHTA (Transportation revenue)	—	5	—	6	—	11	11	11	11	11	10	11	10	143	106	346
PRHTA (Highway revenue)	—	1	—	—	—	1	1	1	2	1	1	6	5	18	—	37
Total Resolved	—	6	—	6	—	12	12	12	13	12	11	17	15	161	106	383
Non-Defaulting Puerto Rico Exposures
MFA	—	2	—	18	—	39	17	14	7	6	—	—	—	—	—	103
U of PR	—	—	—	—	—	—	—	—	—	—	—	—	1	—	—	1
Total Non-Defaulting	—	2	—	18	—	39	17	14	7	6	—	—	1	—	—	104

Total	$3	$18	$2	$102	$2	$177	$151	$106	$67	$70	$92	$32	$21	$170	$106	$1,119

Assured Guaranty Ltd.
Direct Pooled Corporate Obligations Profile
As of September 30, 2024
(dollars in millions)

Distribution of Direct Pooled Corporate Obligations by Ratings

	Net Par Outstanding	% of Total	Average Initial Credit Enhancement	Average Current Credit Enhancement
Ratings:
AAA	$667	58.4%	41.0%	48.0%
AA	125	11.0	37.0	36.9
A	196	17.2	60.1	46.2
BBB	153	13.4	35.5	36.6
Total exposures	$1,141	100.0%	43.1%	45.0%

Distribution of Direct Pooled Corporate Obligations by Asset Class

	Net Par Outstanding	% of Total	Average Initial Credit Enhancement	Average Current Credit Enhancement	Number of Transactions
Asset class:
Trust preferred
Banks and insurance	$202	17.7%	42.4%	66.9%	7
U.S. mortgage and real estate investment trusts	53	4.6	48.4	65.1	3
CLOs	886	77.7	42.9	38.7	10
Total exposures	$1,141	100.0%	43.1%	45.0%	20

Please refer to the Glossary for an explanation of internal ratings, performance indicators and sectors.

Assured Guaranty Ltd.
Below Investment Grade Exposures (1 of 3)
(dollars in millions)

BIG Exposures by Asset Exposure Type

	As of
	September 30,	December 31,
	2024	2023
U.S. public finance:
Healthcare	$1,200	$1,079
Municipal utilities	813	914
Tax backed	340	503
General obligation	306	286
Transportation	106	109
Higher education	96	100
Housing revenue	67	70
Investor-owned utilities	47	47
Infrastructure finance	45	45
Other public finance	112	118
Total U.S. public finance	3,132	3,271
Non-U.S. public finance:
Regulated utilities	4,792	—
Renewable energy	955	271
Infrastructure finance	820	815
Sovereign and sub-sovereign	40	45
Total non-U.S. public finance	6,607	1,131
Total public finance	9,739	4,402

U.S. structured finance:
RMBS	831	941
Insurance securitizations	40	40
Consumer receivables	40	52
Other structured finance	—	2
Total U.S. structured finance	911	1,035
Non-U.S. structured finance:
Total non-U.S. structured finance	—	—
Total structured finance	911	1,035
Total BIG net par outstanding	$10,650	$5,437

Please refer to the Glossary for an explanation of the Company's presentation of net par outstanding and a description of various sectors.

Assured Guaranty Ltd.
Below Investment Grade Exposures (2 of 3)
(dollars in millions)

Net Par Outstanding by BIG Surveillance Category (1)

	As of
	September 30,	December 31,
	2024	2023
BIG Category 1
U.S. public finance	$1,342	$1,257
Non-U.S. public finance	6,052	1,131
U.S. structured finance	91	22
Non-U.S. structured finance	—	—
Total BIG Category 1	7,485	2,410
BIG Category 2
U.S. public finance	944	926
Non-U.S. public finance	555	—
U.S. structured finance	51	63
Non-U.S. structured finance	—	—
Total BIG Category 2	1,550	989
BIG Category 3
U.S. public finance	846	1,088
Non-U.S. public finance	—	—
U.S. structured finance	769	950
Non-U.S. structured finance	—	—
Total BIG Category 3	1,615	2,038
BIG Total	$10,650	$5,437

1)    The Company assigns each BIG exposure to one of the three BIG surveillance categories below, which generally represent the following: BIG 1: Below-investment-grade exposures for which there are possible losses, on a present value basis, and the aggregate probability weighting of scenarios with losses is less than 50%. BIG 2: Below-investment-grade exposures for which there are possible losses, on a present value basis, and the aggregate probability weighting of scenarios with losses is at least 50%, but for which no claims (other than claims that the Company expects to be reimbursed within one year) have yet been paid. BIG 3: Below-investment-grade exposures for which losses are expected, on a present value basis, and the aggregate probability weighting of scenarios with losses is at least 50%, and for which claims have been paid that the Company does not expect to be reimbursed within one year.

For purposes of classifying BIG exposures into one of the three BIG categories, the Company calculates the present value of projected claim payments and recoveries using the pre-tax book yield of the relevant insurance subsidiary’s investment portfolio as the applicable discount rate.

For financial statement measurement purposes, the Company uses risk-free rates (as determined each quarter) for discounting, rather than pre-tax book yield of the investment portfolio, to calculate the expected losses to be paid. Expected losses to be paid (recovered) are based on probability weighted scenarios and serve as the basis for the loss reserves reported in accordance with U.S. GAAP.

Please refer to the Glossary for an explanation of the Company's internal rating approach, presentation of net par outstanding and a description of various sectors.

Assured Guaranty Ltd.
Below Investment Grade Exposures (3 of 3)
As of September 30, 2024
(dollars in millions)

Public Finance and Structured Finance BIG Exposures with Revenue Sources Greater Than $50 Million

	Net Par Outstanding	Internal Rating (1)	60+ Day Delinquencies
Name or description
U.S. public finance:
ProMedica Healthcare Obligated Group, Ohio	$820	BB
Puerto Rico Electric Power Authority	531	CCC
Palomar Health	375	BB+
Puerto Rico Highways & Transportation Authority	228	CCC
Jackson Water & Sewer System, Mississippi	151	BB
Puerto Rico Municipal Finance Agency	91	CCC
New Jersey City University	87	BB
Stockton City, California	86	B
Harrisburg Parking System, Pennsylvania	80	B
San Jacinto River Authority (GRP Project), Texas	59	BB+
Indiana University of Pennsylvania, Pennsylvania	53	CCC
Total U.S. public finance	2,561

Non-U.S. public finance:
Southern Water Services Limited	2,544	BB
Thames Water Utilities Finance Plc	2,248	B
Coventry & Rugby Hospital Company (Walsgrave Hospital) Plc	555	B+
Q Energy - Phase II - Pride Investments, S.A.	291	BB+
Hypersol Solar Inversiones, S.A.U.	284	BB+
Q Energy - Phase III - FSL Issuer, S.A.U.	264	B+
Dartford & Gravesham NHS Trust The Hospital Company (Dartford) Plc	123	BB+
Q Energy - Phase IV - Anselma Issuer, S.A.	117	BB+
Road Management Services PLC (A13 Highway)	104	B+
Total non-U.S. public finance	6,530
Total public finance	9,091

U.S. structured finance:
RMBS:
Option One 2007-FXD2	99	B	15.9%
Option One Mortgage Loan Trust 2007-HL1	96	CCC	21.4%
Argent Securities Inc. 2005-W4	93	CCC	9.0%
Nomura Asset Accept. Corp. 2007-1	54	CCC	16.0%
Total RMBS-U.S. structured finance	342

Total non-U.S. structured finance	—
Total structured finance	342

Total	$9,433

1)    Transactions rated below B- are categorized as CCC.

Please refer to the Glossary for an explanation of the Company's internal rating approach, presentation of net par outstanding and a description of performance indicators and sectors.

Assured Guaranty Ltd.
Largest Exposures by Sector (1 of 3)
As of September 30, 2024
(dollars in millions)
50 Largest U.S. Public Finance Exposures by Revenue Source

Credit Name:	Net Par Outstanding	Internal Rating (1)
New Jersey (State of)	$2,387	BBB
Pennsylvania (Commonwealth of)	2,148	BBB+
Metro Washington Airports Authority (Dulles Toll Road)	1,653	BBB+
Lower Colorado River Authority	1,642	A
JFK New Terminal One, New York	1,600	BBB-
Alameda Corridor Transportation Authority, California	1,360	BBB
New York Power Authority	1,352	AA-
New York Metropolitan Transportation Authority	1,344	A-
North Texas Tollway Authority	1,339	A+
Foothill/Eastern Transportation Corridor Agency, California	1,265	BBB+
South Carolina Public Service Authority - Santee Cooper	1,157	BBB
Brightline Trains Florida LLC	1,133	BBB-
Central Florida Expressway Authority, Florida	1,054	A+
North Carolina Turnpike Authority	1,044	BBB
CommonSpirit Health, Illinois	1,000	A-
San Joaquin Hills Transportation, California	985	BBB
Yankee Stadium LLC New York City Industrial Development Authority	926	BBB
Municipal Electric Authority of Georgia	899	BBB+
Illinois (State of)	882	BBB
San Diego Family Housing, LLC	880	AA
Philadelphia School District, Pennsylvania	869	A-
Chicago Water, Illinois	864	BBB+
Metropolitan Pier and Exposition Authority, Illinois	841	BBB-
Montefiore Medical Center, New York	835	BBB-
ProMedica Healthcare Obligated Group, Ohio	820	BB
Dade County Seaport, Florida	795	A-
Pittsburgh Water & Sewer, Pennsylvania	787	A-
Houston Airport System, Texas	767	A
Chicago Public Schools, Illinois	748	BBB-
California (State of)	746	AA-
Maine (State of)	712	A
Nassau County, New York	686	AA-
Tucson (City of), Arizona	679	A+
Pennsylvania Turnpike Commission	663	A-
Wisconsin (State of)	659	A
Massachusetts (Commonwealth of) Water Resources	656	AA
Clark County School District, Nevada	642	A-
Chicago-O'Hare International Airport, Illinois	641	A-
Philadelphia (City of), Pennsylvania	640	A-
Anaheim (City of), California	639	A-
New York Transportation Development Corporation (LaGuardia Airport Terminal Redevelopment Project)	637	BBB-
New York (City of), New York	635	AA-
Pittsburgh International Airport, Pennsylvania	617	A-
Chicago (City of) Wastewater Transmission, Illinois	603	BBB+
Private Transaction	592	BBB-
Mets Queens Ballpark	590	BBB
Harris County - Houston Sports Authority, Texas	559	BBB
Palomar Health	559	BBB-
Philadelphia Water & Wastewater, Pennsylvania	554	A
Los Angeles International Airport (Customer Facility Charge), California	546	A
Total top 50 U.S. public finance exposures	$46,631
1) Transactions rated below B- are categorized as CCC.

Please refer to the Glossary for an explanation of net par outstanding, internal ratings and sectors.

Assured Guaranty Ltd.
Largest Exposures by Sector (2 of 3)
As of September 30, 2024
(dollars in millions)

25 Largest U.S. Structured Finance Exposures

Credit Name:	Net Par Outstanding	Internal Rating (1)
Private US Insurance Securitization	$1,100	AA
Private US Insurance Securitization	1,100	AA-
Private US Insurance Securitization	940	AA-
Private US Insurance Securitization	457	AA-
Private US Insurance Securitization	410	AA-
Private US Insurance Securitization	395	AA-
SLM Student Loan Trust 2007-A	132	AA
Private Middle Market CLO	129	AAA
Private Middle Market CLO	125	BBB
Private US Insurance Securitization	121	AA
Private Middle Market CLO	120	A
CWABS 2007-4	101	BBB
Private Balloon Note Guarantee	100	A
Option One 2007-FXD2	99	B
Option One Mortgage Loan Trust 2007-HL1	96	CCC
Argent Securities Inc. 2005-W4	93	CCC
Private Subscription Finance Transaction	84	A-
Private US Insurance Securitization	84	A
DB Master Finance LLC	67	BBB
CAPCO - Excess SIPC Excess of Loss Reinsurance	63	BBB
Private Balloon Note Guarantee	59	BBB
Private Subscription Finance Transaction	55	A
Private Other Structured Finance Transaction	54	A-
Nomura Asset Accept. Corp. 2007-1	54	CCC
Private Balloon Note Guarantee	50	A
Total top 25 U.S. structured finance exposures	$6,088

1)    Transactions rated below B- are categorized as CCC.

Please refer to the Glossary for an explanation of net par outstanding, internal ratings and sectors.

Assured Guaranty Ltd.
Largest Exposures by Sector (3 of 3)
As of September 30, 2024
(dollars in millions)

50 Largest Non-U.S. Exposures by Revenue Source

Credit Name:	Country	Net Par Outstanding	Internal Rating
Southern Water Services Limited	United Kingdom	$2,544	BB
Thames Water Utilities Finance Plc	United Kingdom	2,248	B
Southern Gas Networks PLC	United Kingdom	2,193	BBB+
Dwr Cymru Financing Limited	United Kingdom	1,943	A-
Anglian Water Services Financing PLC	United Kingdom	1,842	A-
National Grid Gas PLC	United Kingdom	1,739	A-
Yorkshire Water Services Finance Plc	United Kingdom	1,323	BBB
Channel Link Enterprises Finance PLC	France, United Kingdom	1,302	BBB
Quebec Province	Canada	1,114	AA-
British Broadcasting Corporation (BBC)	United Kingdom	1,042	A+
Severn Trent Water Utilities Finance Plc	United Kingdom	1,041	BBB+
Capital Hospitals (Issuer) PLC	United Kingdom	1,028	BBB-
Verbund, Lease and Sublease of Hydro-Electric Equipment	Austria	950	AAA
United Utilities Water PLC	United Kingdom	943	A-
Heathrow Funding Limited	United Kingdom	931	BBB
Wessex Water Services Finance Plc	United Kingdom	806	BBB+
National Grid Company PLC	United Kingdom	778	BBB+
Aspire Defence Finance plc	United Kingdom	750	BBB+
Verdun Participations 2 S.A.S.	France	722	BBB-
South West Water UK	United Kingdom	666	BBB+
South East Water	United Kingdom	624	BBB
Private International Sub-Sovereign Transaction	United Kingdom	581	A+
Campania Region - Healthcare receivable	Italy	564	BBB-
Coventry & Rugby Hospital Company (Walsgrave Hospital) Plc	United Kingdom	555	B+
University of Sussex	United Kingdom	533	BBB
NewHospitals (St Helens & Knowsley) Finance PLC	United Kingdom	532	BBB+
North Staffordshire PFI, 32-year EIB Index-Linked Facility	United Kingdom	510	BBB-
Central Nottinghamshire Hospitals PLC	United Kingdom	507	BBB-
Derby Healthcare PLC	United Kingdom	486	BBB
Sydney Airport Finance Company	Australia	484	BBB+
The Hospital Company (QAH Portsmouth) Limited	United Kingdom	469	BBB
Envestra Limited	Australia	439	A-
Sutton and East Surrey Water plc	United Kingdom	417	BBB
International Infrastructure Pool	United Kingdom	394	AAA
International Infrastructure Pool	United Kingdom	394	AAA
International Infrastructure Pool	United Kingdom	394	AAA
University of Essex, United Kingdom	United Kingdom	391	BBB+
South Lanarkshire Schools	United Kingdom	373	BBB
Western Power Distribution (South West) PLC	United Kingdom	360	BBB+
Northumbrian Water PLC	United Kingdom	340	BBB+
Private International Sub-Sovereign Transaction	United Kingdom	332	A
Catalyst Healthcare (Romford) Financing PLC	United Kingdom	332	BBB
Comision Federal De Electricidad (CFE) El Cajon Project	Mexico	313	BBB-
Japan Expressway Holding and Debt Repayment Agency	Japan	307	A+
Western Power Distribution (South Wales) PLC	United Kingdom	301	BBB+
Portsmouth Water, United Kingdom	United Kingdom	301	BBB
Bakethin Finance Plc	United Kingdom	299	A-
South Staffordshire Water PLC	United Kingdom	294	A-
Q Energy - Phase II - Pride Investments, S.A.	Spain	291	BB+
Private International Sub-Sovereign Transaction	United Kingdom	288	A
Total top 50 non-U.S. exposures		$38,310

Please refer to the Glossary for an explanation of net par outstanding, internal ratings and sectors.

Asset Management Segment

Assured Guaranty Ltd.
Asset Management Segment Results
(dollars in millions)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023

Segment revenues	$2	$—	$10	$71
Segment expenses	2	—	6	75
Equity in earnings (losses) of investees	4	—	2	—
Segment adjusted operating income (loss) before income taxes	4	—	6	(4)
Less: Provision (benefit) for income taxes	—	—	1	(1)
Segment adjusted operating income (loss)	$4	$—	$5	$(3)

Corporate Division

Assured Guaranty Ltd.
Corporate Division Results
(dollars in millions)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2024	2023	2024	2023

Revenues
Gain on sale of asset management subsidiaries	$—	$255	$—	$255
Other	4	4	13	8
Total revenues	4	259	13	263

Expenses
Interest expense	24	26	75	73
Employee compensation and benefit expenses	7	10	25	28
Other operating expenses	6	21	28	64
Total expenses	37	57	128	165
Adjusted operating income (loss) before income taxes	(33)	202	(115)	98
Less: Provision (benefit) for income taxes	(4)	47	(14)	37
Adjusted operating income (loss)	$(29)	$155	$(101)	$61

Other

Assured Guaranty Ltd.
Other Results (1 of 2)
(dollars in millions)

	Three Months Ended September 30, 2024
	FG VIEs	CIVs	Intersegment Eliminations and Reclassifications	Total Other
Revenues
Net earned premiums	$(1)	$—	$—	$(1)
Net investment income	(1)	—	(2)	(3)
Fair value gains (losses) on FG VIEs	(7)	—	—	(7)
Fair value gains (losses) on CIVs	—	21	—	21
Other income (loss)	(1)	(1)	—	(2)
Total revenues	(10)	20	(2)	8
Expenses
Interest expense	—	—	(2)	(2)
Total expenses	—	—	(2)	(2)
Equity in earnings (losses) of investees	—	(14)	—	(14)
Adjusted operating income (loss) before income taxes	(10)	6	—	(4)
Less: Provision (benefit) for income taxes	(2)	—	—	(2)
Less: Noncontrolling interests	—	5	—	5
Adjusted operating income (loss)	$(8)	$1	$—	$(7)

	Three Months Ended September 30, 2023
	FG VIEs	CIVs	Intersegment Eliminations and Reclassifications	Total Other
Revenues
Net earned premiums	$(1)	$—	$—	$(1)
Net investment income	(1)	—	(2)	(3)
Fair value gains (losses) on FG VIEs	6	—	—	6
Fair value gains (losses) on CIVs	—	(4)	—	(4)
Other income (loss)	(2)	—	—	(2)
Total revenues	2	(4)	(2)	(4)
Expenses
Loss expense (benefit)	(1)	—	—	(1)
Interest expense	—	—	(2)	(2)
Total expenses	(1)	—	(2)	(3)
Equity in earnings (losses) of investees	—	(7)	—	(7)
Adjusted operating income (loss) before income taxes	3	(11)	—	(8)
Less: Provision (benefit) for income taxes	1	(3)	—	(2)
Less: Noncontrolling interests	—	2	—	2
Adjusted operating income (loss)	$2	$(10)	$—	$(8)

Assured Guaranty Ltd.
Other Results (2 of 2)
(dollars in millions)

	Nine Months Ended September 30, 2024
	FG VIEs	CIVs	Intersegment Eliminations and Reclassifications	Total Other
	(in millions)
Revenues
Net earned premiums	$(2)	$—	$—	$(2)
Net investment income	(2)	—	(7)	(9)
Fair value gains (losses) on FG VIEs	(11)	—	—	(11)
Fair value gains (losses) on CIVs	—	54	—	54
Other income (loss)	(2)	(2)	—	(4)
Total revenues	(17)	52	(7)	28
Expenses
Loss expense (benefit)	(5)	—	—	(5)
Interest expense	—	—	(7)	(7)
Total expenses	(5)	—	(7)	(12)
Equity in earnings (losses) of investees	—	(38)	—	(38)
Adjusted operating income (loss) before income taxes	(12)	14	—	2
Less: Provision (benefit) for income taxes	(2)	—	—	(2)
Less: Noncontrolling interests	—	12	—	12
Adjusted operating income (loss)	$(10)	$2	$—	$(8)

	Nine Months Ended September 30, 2023
	FG VIEs	CIVs	Intersegment Eliminations and Reclassifications	Total Other
	(in millions)
Revenues
Net earned premiums	$(3)	$—	$—	$(3)
Net investment income	(2)	—	(7)	(9)
Asset management fees	—	(25)	14	(11)
Fair value gains (losses) on FG VIEs	(2)	—	—	(2)
Fair value gains (losses) on CIVs	—	60	—	60
Foreign exchange gains (losses) on remeasurement	—	(1)	—	(1)
Other income (loss)	(3)	(3)	—	(6)
Total revenues	(10)	31	7	28
Expenses
Loss expense (benefit)	6	—	—	6
Interest expense	—	—	(7)	(7)
Other operating expenses	—	(1)	14	13
Total expenses	6	(1)	7	12
Equity in earnings (losses) of investees	—	(35)	—	(35)
Adjusted operating income (loss) before income taxes	(16)	(3)	—	(19)
Less: Provision (benefit) for income taxes	(3)	(5)	—	(8)
Less: Noncontrolling interests	—	19	—	19
Adjusted operating income (loss)	$(13)	$(17)	$—	$(30)

Summary

Assured Guaranty Ltd.
Summary of Financial and Statistical Data
(dollars in millions, except per share amounts)

	As of and for the Nine Months Ended September 30, 2024		Year Ended December 31,
			2023		2022		2021		2020
GAAP Summary Statements of Operations Data
Net earned premiums	$300		$344		$494		$414		$485
Net investment income	247		365		269		269		297
Total expenses	305		733		536		465		729
Income (loss) before income taxes	458		640		187		383		386
Net income (loss) attributable to AGL	358		739		124		389		362
Net income (loss) attributable to AGL per diluted share	6.44		12.30		1.92		5.23		4.19

GAAP Summary Balance Sheet Data
Total investments and cash	$8,993		$9,212		$8,472		$9,728		$10,000
Total assets	12,291		12,539		16,843		18,208		15,334
Unearned premium reserve	3,631		3,658		3,620		3,716		3,735
Loss and LAE reserve	253		376		296		869		1,088
Long-term debt	1,698		1,694		1,675		1,673		1,224
Shareholders’ equity attributable to AGL	5,728		5,713		5,064		6,292		6,643
Shareholders’ equity attributable to AGL per share	111.09		101.63		85.80		93.19		85.66

Other Financial Information (GAAP Basis)
Financial guaranty:
Net debt service outstanding (end of period)	$411,637		$397,636		$369,951		$367,360		$366,233
Gross debt service outstanding (end of period)	412,138		398,037		370,172		367,770		366,692
Net par outstanding (end of period)	258,196		249,153		233,258		236,392		234,153
Gross par outstanding (end of period)	258,677		249,535		233,438		236,765		234,571

Other Financial Information (Statutory Basis)(1)
Financial guaranty:
Net debt service outstanding (end of period)	$410,985		$396,448		$366,883		$362,013		$360,392
Gross debt service outstanding (end of period)	411,486		396,849		367,103		362,423		360,852
Net par outstanding (end of period)	257,394		247,833		230,294		231,742		229,008
Gross par outstanding (end of period)	257,876		248,215		230,474		232,115		229,426

Claims-paying resources(2)
Policyholders' surplus	$4,475		$4,807		$5,155		$5,572		$5,077
Contingency reserve	1,374		1,296		1,202		1,225		1,557
Qualified statutory capital	5,849		6,103		6,357		6,797		6,634
Unearned premium reserve and net deferred ceding commission income	2,970		2,955		2,941		2,972		2,983
Loss and LAE reserves	113		145		165		167		202
Total policyholders' surplus and reserves	8,932		9,203		9,463		9,936		9,819
Present value of installment premium	1,022		1,062		955		883		858
CCS and standby line of credit	400		400		400		400		400
Total claims-paying resources	$10,354		$10,665		$10,818		$11,219		$11,077

Ratios:
Net exposure to qualified statutory capital	45	:1	41	:1	36	:1	34	:1	35	:1
Capital ratio	71	:1	66	:1	58	:1	53	:1	54	:1
Financial resources ratio	40	:1	37	:1	34	:1	32	:1	33	:1
Adjusted statutory net exposure to claims-paying resources	25	:1	24	:1	21	:1	21	:1	21	:1

Par and Debt Service Written (Financial Guaranty and Specialty)
Gross debt service written:
Public finance - U.S.	$28,460		$41,902		$36,954		$35,572		$33,596
Public finance - non-U.S.	2,442		3,286		756		1,890		1,860
Structured finance - U.S.	1,261		2,130		1,120		1,319		508
Structured finance - non-U.S.	1,932		3,084		551		431		254
Total gross debt service written	$34,095		$50,402		$39,381		$39,212		$36,218

Net debt service written	$33,961		$50,402		$39,381		$39,212		$35,965
Net par written	20,469		28,960		22,047		26,656		23,012
Gross par written	20,603		28,960		22,047		26,656		23,265
1)    Statutory amounts prepared on a consolidated basis. The National Association of Insurance Commissioners Annual Statements for U.S. Domiciled Insurance Subsidiaries are prepared on a stand-alone basis.
2)    See page 19 for additional detail on claims-paying resources.

Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.
Please refer to the Glossary for an explanation of the presentation of net debt service and net par outstanding and of the various sectors.

Assured Guaranty Ltd.
Summary of GAAP to Non-GAAP Reconciliations(1) (1 of 2)
(dollars in millions, except per share amounts)

	Nine Months Ended September 30, 2024	Year Ended December 31,
		2023	2022	2021	2020
Total GWP	$254	$357	$360	$377	$454
Less: Installment GWP and other GAAP adjustments (2)	148	247	145	158	191
Upfront GWP	106	110	215	219	263
Plus: Installment premiums and other (3)	175	294	160	142	127
Total PVP	$281	$404	$375	$361	$390

PVP:
Public finance - U.S.	$193	$212	$257	$235	$292
Public finance - non-U.S.	44	83	68	79	82
Structured finance - U.S.	24	68	43	42	14
Structured finance - non-U.S.	20	41	7	5	2
Total PVP	$281	$404	$375	$361	$390

Adjusted operating income reconciliation:
Net income (loss) attributable to AGL	$358	$739	$124	$389	$362
Less pre-tax adjustments:
Realized gains (losses) on investments	2	(14)	(56)	15	18
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	11	106	(18)	(64)	65
Fair value gains (losses) on CCS	(12)	(35)	24	(28)	(1)
Foreign exchange gains (losses) on remeasurement of premiums receivable and loss and LAE reserves	42	51	(110)	(21)	42
Total pre-tax adjustments	43	108	(160)	(98)	124
Less tax effect on pre-tax adjustments	(8)	(17)	17	17	(18)
Adjusted operating income (loss)	$323	$648	$267	$470	$256

Adjusted operating income per diluted share reconciliation:
Net income (loss) attributable to AGL per diluted share	$6.44	$12.30	$1.92	$5.23	$4.19
Less pre-tax adjustments:
Realized gains (losses) on investments	0.03	(0.23)	(0.87)	0.20	0.21
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	0.21	1.75	(0.27)	(0.85)	0.75
Fair value gains (losses) on CCS	(0.21)	(0.57)	0.37	(0.38)	(0.01)
Foreign exchange gains (losses) on remeasurement of premiums receivable and loss and LAE reserves	0.76	0.84	(1.72)	(0.29)	0.49
Total pre-tax adjustments	0.79	1.79	(2.49)	(1.32)	1.44
Tax effect on pre-tax adjustments	(0.15)	(0.27)	0.27	0.23	(0.22)
Adjusted operating income (loss) per diluted share	$5.80	$10.78	$4.14	$6.32	$2.97

1)    Please refer to the explanation of Non-GAAP Financial Measures set forth at the end of this Financial Supplement.
2)    Includes the present value of new business on installment policies discounted at the prescribed GAAP discount rates, GWP adjustments on existing installment policies due to changes in assumptions and other GAAP adjustments.
3)    Includes the present value of future premiums and fees on new business paid in installments, discounted at the approximate average pre-tax book yield of fixed-maturity securities purchased during the prior calendar year, other than certain fixed-maturity securities such as Loss Mitigation Securities. The years 2023 and 2022 also includes the present value of future premiums and fees associated with other guaranties written by the Company that, under GAAP, are accounted for under Accounting Standards Codification (ASC) 460, Guarantees.

Assured Guaranty Ltd.
Summary of GAAP to Non-GAAP Reconciliations(1) (2 of 2)
(dollars in millions, except per share amounts)

	As of September 30, 2024	As of December 31,
		2023	2022	2021	2020
Adjusted book value reconciliation:
Shareholders’ equity attributable to AGL	$5,728	$5,713	$5,064	$6,292	$6,643
Less pre-tax adjustments:
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	45	34	(71)	(54)	9
Fair value gains (losses) on CCS	1	13	47	23	52
Unrealized gain (loss) on investment portfolio	(211)	(361)	(523)	404	611
Less taxes	18	37	68	(72)	(116)
Adjusted operating shareholders' equity	5,875	5,990	5,543	5,991	6,087
Pre-tax adjustments:
Less: Deferred acquisition costs	172	161	147	131	119
Plus: Net present value of estimated net future revenue	189	199	157	160	182
Plus: Net deferred premium reserve on financial guaranty contracts in excess of expected loss to be expensed	3,370	3,436	3,428	3,402	3,355
Plus taxes	(680)	(699)	(602)	(599)	(597)
Adjusted book value	$8,582	$8,765	$8,379	$8,823	$8,908

Gain (loss) related to FG VIE and CIV consolidation included in:
Adjusted operating shareholders' equity (net of tax provision (benefit) of $(1), $1, $4, $5, and $-)	$(5)	$5	$17	$32	$2
Adjusted book value (net of tax provision (benefit) of $(2), $0, $3, $3, and $(2))	$(9)	$—	$11	$23	$(8)

Adjusted book value per share reconciliation:
Shareholders' equity attributable to AGL per share	$111.09	$101.63	$85.80	$93.19	$85.66
Less pre-tax adjustments:
Non-credit impairment-related unrealized fair value gains (losses) on credit derivatives	0.89	0.61	(1.21)	(0.80)	0.12
Fair value gains (losses) on CCS	0.02	0.22	0.80	0.34	0.66
Unrealized gain (loss) on investment portfolio	(4.10)	(6.40)	(8.86)	5.99	7.89
Less taxes	0.32	0.66	1.15	(1.07)	(1.50)
Adjusted operating shareholders' equity per share	113.96	106.54	93.92	88.73	78.49
Pre-tax adjustments:
Less: Deferred acquisition costs	3.33	2.87	2.48	1.95	1.54
Plus: Net present value of estimated net future revenue	3.67	3.54	2.66	2.37	2.35
Plus: Net deferred premium reserve on financial guaranty contracts in excess of expected loss to be expensed	65.35	61.12	58.10	50.40	43.27
Plus taxes	(13.18)	(12.41)	(10.22)	(8.88)	(7.70)
Adjusted book value per share	$166.47	$155.92	$141.98	$130.67	$114.87

Gain (loss) related to FG VIE and CIV consolidation included in:
Adjusted operating shareholders' equity per share	$(0.08)	$0.07	$0.28	$0.47	$0.03
Adjusted book value per share	$(0.17)	$—	$0.19	$0.34	$(0.10)

1)    See Non-GAAP Financial Measures set forth at the end of this Financial Supplement.

Glossary

Financial Guaranty Insurance
Net Par Outstanding and Internal Ratings
Net Par Outstanding is insured par exposure, net of reinsurance cessions. Unless otherwise indicated, GAAP net par outstanding amounts exclude amounts as a result of loss mitigation strategies, including securities the Company has purchased for loss mitigation purposes that are held in the investment portfolio.

Internal Rating utilizes the Company’s ratings scale, which is similar to that used by the nationally recognized statistical rating organizations; however, the ratings in the tables may not be the same as ratings assigned by any such rating agency.

Statutory Net Par and Net Debt Service Outstanding. Under statutory accounting, net par and net debt service outstanding would be reduced both when an outstanding issue is legally defeased (i.e., an issuer has legally discharged its obligations with respect to a municipal security by satisfying conditions set forth in defeasance provisions contained in transaction documents and is no longer responsible for the payment of debt service with respect to such obligations) and when such issue is economically defeased (i.e., transaction documents for a municipal security do not contain defeasance provisions but the issuer establishes an escrow account with U.S. government securities in amounts sufficient to pay the refunded bonds when due; the refunded bonds are not considered paid and continue to be outstanding under the transaction documents and the issuer remains responsible to pay debt service when due to the extent monies on deposit in the escrow account are insufficient for such purpose).

Performance Indicators
The performance information described below is obtained from third parties and/or provided by the trustee and may be subject to revision as updated or additional information is obtained:

60+ Day Delinquencies are defined as loans that are greater than 60 days delinquent and all loans that are in foreclosure, bankruptcy or real estate owned divided by current collateral balance.

Average Credit Enhancement is intended to provide a measure of the amount of equity and/or subordinated tranches that are junior in the capital structure to Assured Guaranty’s exposure, expressed as a percentage of the total transaction size, and reflects any reduction of that credit support resulting from defaults or other factors. For transactions where excess spread may be available to absorb certain losses, the amounts shown do not include any benefit from excess spread. The calculation methodologies differ for the various asset classes to reflect differences in transaction structures in order to provide a measure that management believes is comparable across asset classes. Some asset classes may not have subordinated tranches so they are excluded from the weighted averages.

Sectors
Below are brief descriptions of selected types of public and structured finance obligations that the Company insures and reinsures. For a more complete description, please refer to Assured Guaranty Ltd.’s Annual Report on Form 10-K for the year ended December 31, 2023.

U.S. Public Finance:
General Obligation Bonds are full faith and credit obligations that are issued by states, their political subdivisions and other municipal issuers, and are supported by the general obligation of the issuer to pay from available funds and by a pledge of the issuer to levy property taxes in an amount sufficient to provide for the full payment of the bonds.

Tax-Backed Bonds are obligations that are supported by the issuer from specific and discrete sources of taxation and tax-backed revenue bonds. Tax-backed obligations may be secured by a lien on specific pledged tax revenues, such as a gasoline or excise tax, or an income tax, or incrementally from growth in property tax revenue associated with growth in property values. These obligations also include obligations secured by special assessments levied against property owners and often benefit from issuer covenants to enforce collections of such assessments and to foreclose on delinquent properties. Lease revenue bonds typically are general fund obligations of a municipality or other governmental authority that are subject to annual appropriation or abatement; projects financed and subject to such lease payments ordinarily include real estate or equipment serving an essential public purpose.

Municipal Utility Bonds are obligations of all forms of municipal utilities, including electric, water and sewer utilities and resource recovery revenue bonds. These utilities may be organized in various forms, including municipal enterprise systems, authorities or joint action agencies.

Transportation Bonds include a wide variety of revenue-supported obligations, such as bonds for airports, ports, tunnels, municipal parking facilities, toll roads and toll bridges.

Healthcare Bonds are obligations of healthcare facilities, including community-based hospitals and systems, as well as of health maintenance organizations and long-term care facilities.

Infrastructure Bonds include obligations issued by a variety of entities engaged in the financing of infrastructure projects, such as roads, airports, ports, social infrastructure and other physical assets delivering essential services supported by long-term concession arrangements with a public sector entity.

Glossary (continued)

Sectors (continued)
Higher Education Bonds are obligations secured by revenue collected by either public or private secondary schools, colleges and universities. Such revenue can encompass all of an institution’s revenue, including tuition and fees, or in other cases, can be specifically restricted to certain auxiliary sources of revenue or revenue relating to student accommodation.

Housing Revenue Bonds are obligations relating to both single and multi-family housing, issued by states and localities, supported by cash flow and, in some cases, insurance from entities such as the Federal Housing Administration.

Investor-Owned Utility Bonds are obligations primarily issued by investor-owned utilities and include first mortgage bond obligations of for-profit electric or water utilities providing retail, industrial and commercial service, as well as sale-leaseback obligation bonds supported by such entities.

Renewable Energy Bonds are obligations backed by revenue from renewable energy sources.

Other Public Finance Bonds include other debt issued, guaranteed or otherwise supported by U.S. national or local governmental authorities, as well as student loans, revenue bonds, and obligations of some not-for-profit organizations.

Non-U.S. Public Finance:
Regulated Utility Obligations are obligations issued by government-regulated providers of essential services and commodities, including electric, water and gas utilities, supported by the rates and charges paid by the utilities’ customers. The majority of the Company’s non-U.S. regulated utility business is conducted in the United Kingdom.

Infrastructure Finance Obligations are obligations issued by a variety of entities engaged in the financing of non-U.S. infrastructure projects, such as roads, airports, ports, social infrastructure, student accommodations, stadiums, and other physical assets delivering essential services supported either by long-term concession arrangements or a regulatory regime. The majority of the Company’s non-U.S. infrastructure business is conducted in the United Kingdom.

Sovereign and Sub-Sovereign Obligations primarily includes obligations of local, municipal, regional or national governmental authorities or agencies outside of the U.S.

Renewable Energy Bonds are obligations secured by revenues relating to renewable energy sources, typically solar or wind farms. These transactions often benefit from regulatory support in the form of regulated minimum prices for the electricity produced. The majority of the Company’s non-U.S. renewable energy business is conducted in Spain.

Pooled Infrastructure Obligations are synthetic asset-backed obligations that take the form of credit default swap obligations or credit-linked notes that reference either infrastructure finance obligations or a pool of such obligations, with a defined deductible to cover credit risks associated with the referenced obligations. The Company has not entered into a pooled infrastructure transaction since 2006.

Structured Finance:
Insurance Securitizations are transactions, including life insurance transactions, where obligations are secured by the future earnings from pools of various types of insurance/reinsurance policies and income produced by invested assets.

Residential Mortgage-Backed Securities are obligations backed by first and second lien mortgage loans on residential properties. The credit quality of borrowers covers a broad range, including “prime,” “subprime” and “Alt-A.” A prime borrower is generally defined as one with strong risk characteristics as measured by factors such as payment history, credit score, and debt-to-income ratio. A subprime borrower is a borrower with higher risk characteristics. An Alt-A borrower is generally defined as a prime quality borrower that lacks certain ancillary characteristics, such as fully documented income. RMBS include home equity lines of credit, which refers to a type of residential mortgage-backed transaction backed by second-lien loan collateral. The Company has not provided insurance for RMBS in the primary market since 2008.

Pooled Corporate Obligations are securities primarily backed by various types of corporate debt obligations, such as secured or unsecured bonds, bank loans or loan participations and trust preferred securities. These securities are often issued in “tranches,” with subordinated tranches providing credit support to the more senior tranches. The Company’s financial guaranty exposures generally are to the more senior tranches of these issues.

Subscription Finance Facilities are lending facilities provided to closed-end private market funds, most frequently private-equity funds. The facilities are secured by the uncalled capital commitments of the limited partners (LP) to the fund. The Company may guarantee new or existing facilities and on a single facility or portfolio basis. Assured Guaranty’s exposures are generally to facilities with characteristics that include a high-quality fund sponsor with strong historical performance, diverse LP base composed primarily of institutional LPs and experienced bank lenders.

Glossary (continued)

Sectors (continued)
Financial Products Business is the guaranteed investment contracts (GICs) portion of a line of business previously conducted by Assured Guaranty Municipal Holdings Inc. (AGMH) that the Company did not acquire when it purchased AGMH in 2009 from Dexia SA and that is being run off. That line of business consisted of AGMH’s guaranteed investment contracts business, its medium term notes business and the equity payment agreements associated with AGMH’s leveraged lease business. Although Dexia SA and certain of its affiliates (Dexia) assumed the liabilities related to such businesses when the Company purchased AGMH, AGM policies related to such businesses remained outstanding. Assured Guaranty is indemnified by Dexia SA and certain of its affiliates against loss from the former financial products business.

Consumer Receivables Securities are obligations backed by non-mortgage consumer receivables, such as student loans, automobile loans and leases, manufactured home loans and other consumer receivables.

Other Structured Finance Obligations are obligations backed by assets not generally described in any of the other U.S. and Non-U.S. Structured Finance Obligations categories above.

Specialty Business
The Company also guarantees specialty business with similar risk profiles to its structured finance exposures written in financial guaranty form. Specialty business includes, for example, diversified real estate, insurance securitizations, pooled corporate obligations and aircraft residual value insurance (RVI) transactions.

Non-GAAP Financial Measures

The Company discloses both: (i) financial measures determined in accordance with GAAP; and (ii) financial measures not determined in accordance with GAAP (non-GAAP financial measures). Financial measures identified as non-GAAP should not be considered substitutes for GAAP financial measures. The primary limitation of non-GAAP financial measures is the potential lack of comparability to financial measures of other companies, whose definitions of non-GAAP financial measures may differ from those of the Company.

The Company believes its presentation of non-GAAP financial measures provides information that is necessary for analysts to calculate their estimates of Assured Guaranty’s financial results in their research reports on Assured Guaranty and for investors, analysts and the financial news media to evaluate Assured Guaranty’s financial results.

GAAP requires the Company to consolidate entities where it is deemed to be the primary beneficiary which include:
•FG VIEs, which the Company does not own and where its exposure is limited to its obligation under the financial guaranty insurance contract, and
•CIVs in which certain subsidiaries invest.

The Company discloses the effect of FG VIE and CIV consolidation that is embedded in each non-GAAP financial measure, as applicable. The Company believes this information may also be useful to analysts and investors evaluating Assured Guaranty’s financial results. In the case of both the consolidated FG VIEs and the CIVs, the economic effect on the Company of each of the consolidated FG VIEs and CIVs is reflected primarily in the results of the Insurance segment.

Management of the Company and AGL’s Board of Directors use non-GAAP financial measures further adjusted to remove the effect of FG VIE and CIV consolidation (which the Company refers to as its core financial measures), as well as GAAP financial measures and other factors, to evaluate the Company’s results of operations, financial condition and progress towards long-term goals. The Company uses core financial measures in its decision-making process for and in its calculation of certain components of management compensation. The financial measures that the Company uses to help determine compensation are: (1) adjusted operating income, further adjusted to remove the effect of FG VIE and CIV consolidation; (2) adjusted operating shareholders’ equity, further adjusted to remove the effect of FG VIE and CIV consolidation; (3) adjusted book value per share, further adjusted to remove the effect of FG VIE and CIV consolidation; and (4) PVP.

Management believes that many investors, analysts and financial news reporters use adjusted operating shareholders’ equity and/or adjusted book value, each further adjusted to remove the effect of FG VIE and CIV consolidation, as the principal financial measures for valuing AGL’s current share price or projected share price and also as the basis of their decision to recommend, buy or sell AGL’s common shares. Management also believes that many of the Company’s fixed income investors also use adjusted operating shareholders’ equity, further adjusted to remove the effect of FG VIE and CIV consolidation, to evaluate the Company’s capital adequacy.

Adjusted operating income, further adjusted for the effect of FG VIE and CIV consolidation, enables investors and analysts to evaluate the Company’s financial results in comparison with the consensus analyst estimates distributed publicly by financial databases.

The following paragraphs define each non-GAAP financial measure disclosed by the Company and describe why it is useful. To the extent there is a directly comparable GAAP financial measure, a reconciliation of the non-GAAP financial measure and the most directly comparable GAAP financial measure is presented within this financial supplement.

Adjusted Operating Income: Management believes that adjusted operating income is a useful measure because it clarifies the understanding of the operating results of the Company. Adjusted operating income is defined as net income (loss) attributable to AGL, as reported under GAAP, adjusted for the following:

1)    Elimination of realized gains (losses) on the Company’s investments, except for gains and losses on securities classified as trading. The timing of realized gains and losses, which depends largely on market credit cycles, can vary considerably across periods. The timing of sales is largely subject to the Company’s discretion and influenced by market opportunities, as well as the Company’s tax and capital profile.

2)    Elimination of non-credit impairment-related unrealized fair value gains (losses) on credit derivatives that are recognized in net income, which is the amount of unrealized fair value gains (losses) in excess of the present value of the expected estimated economic credit losses, and non-economic payments. Such fair value adjustments are heavily affected by, and in part fluctuate with, changes in market interest rates, the Company’s credit spreads, and other market factors and are not expected to result in an economic gain or loss.

Non-GAAP Financial Measures (continued)

3)    Elimination of fair value gains (losses) on the Company’s CCS that are recognized in net income. Such amounts are affected by changes in market interest rates, the Company’s credit spreads, price indications on the Company’s publicly traded debt and other market factors and are not expected to result in an economic gain or loss.

4)    Elimination of foreign exchange gains (losses) on remeasurement of net premium receivables and loss and LAE reserves that are recognized in net income. Long-dated receivables and loss and LAE reserves represent the present value of future contractual or expected cash flows. Therefore, the current period’s foreign exchange remeasurement gains (losses) are not necessarily indicative of the total foreign exchange gains (losses) that the Company will ultimately recognize.

5)    The tax effects related to the above adjustments, which are determined by applying the statutory tax rate in each of the jurisdictions that generate these adjustments.

Adjusted Operating Shareholders’ Equity and Adjusted Book Value: Management believes that adjusted operating shareholders’ equity is a useful measure because it excludes the fair value adjustments on investments, credit derivatives and CCS that are not expected to result in economic gain or loss.

Adjusted operating shareholders’ equity is defined as shareholders’ equity attributable to AGL, as reported under GAAP, adjusted for the following:

1)    Elimination of non-credit impairment-related unrealized fair value gains (losses) on credit derivatives, which is the amount of unrealized fair value gains (losses) in excess of the present value of the expected estimated economic credit losses, and non-economic payments. Such fair value adjustments are heavily affected by, and in part fluctuate with, changes in market interest rates, credit spreads and other market factors and are not expected to result in an economic gain or loss.

2)    Elimination of fair value gains (losses) on the Company’s CCS. Such amounts are affected by changes in market interest rates, the Company’s credit spreads, price indications on the Company’s publicly traded debt and other market factors and are not expected to result in an economic gain or loss.

3)    Elimination of unrealized gains (losses) on the Company’s investments that are recorded as a component of accumulated other comprehensive income (AOCI). The AOCI component of the fair value adjustment on the investment portfolio is not deemed economic because the Company generally holds these investments to maturity and therefore would not recognize an economic gain or loss.

4)     The tax effects related to the above adjustments, which are determined by applying the statutory tax rate in each of the jurisdictions that generate these adjustments.

Management uses adjusted book value, further adjusted to remove the effect of FG VIE and CIV consolidation, to measure the intrinsic value of the Company, excluding franchise value. Adjusted book value per share, further adjusted for FG VIE and CIV consolidation (core adjusted book value), is one of the key financial measures used in determining the amount of certain long-term compensation elements to management and employees and used by rating agencies and investors. Management believes that adjusted book value is a useful measure because it enables an evaluation of the Company’s in-force premiums and revenues net of expected losses. Adjusted book value is adjusted operating shareholders’ equity, as defined above, further adjusted for the following:

1)    Elimination of deferred acquisition costs, net. These amounts represent net deferred expenses that have already been paid or accrued and will be expensed in future accounting periods.

2)    Addition of the net present value of estimated net future revenue. See below.

3)    Addition of the deferred premium revenue on financial guaranty contracts in excess of expected loss to be expensed, net of reinsurance. This amount represents the present value of the expected future net earned premiums, net of the present value of expected losses to be expensed, which are not reflected in GAAP equity.

4)    The tax effects related to the above adjustments, which are determined by applying the statutory tax rate in each of the jurisdictions that generate these adjustments.

The unearned premiums and revenues included in adjusted book value will be earned in future periods, but actual earnings may differ materially from the estimated amounts used in determining current adjusted book value due to changes in foreign exchange rates, prepayment speeds, terminations, credit defaults and other factors.

Non-GAAP Financial Measures (continued)

Adjusted Operating Return on Equity (Adjusted Operating ROE): Adjusted Operating ROE represents adjusted operating income for a specified period divided by the average of adjusted operating shareholders’ equity at the beginning and the end of that period. Management believes that adjusted operating ROE is a useful measure to evaluate the Company’s return on invested capital. Many investors, analysts and members of the financial news media use adjusted operating ROE, adjusted for VIE consolidation, to evaluate AGL’s share price and as the basis of their decision to recommend, buy or sell the AGL common shares. Quarterly and year-to-date adjusted operating ROE are calculated on an annualized basis. Adjusted operating ROE, adjusted for VIE consolidation, is one of the key management financial measures used in determining the amount of certain long-term compensation to management and employees and used by rating agencies and investors.

Net Present Value of Estimated Net Future Revenue: Management believes that this amount is a useful measure because it enables an evaluation of the present value of estimated net future revenue for non-financial guaranty insurance contracts. This amount represents the net present value of estimated future revenue from these contracts (other than credit derivatives with net expected losses), net of reinsurance, ceding commissions and premium taxes.

Future installment premiums are discounted at the approximate average pre-tax book yield of fixed-maturity securities purchased during the prior calendar year, other than Loss Mitigation Securities. The discount rate is recalculated annually and updated as necessary. Net present value of estimated future revenue for an obligation may change from period to period due to a change in the discount rate or due to a change in estimated net future revenue for the obligation, which may change due to changes in foreign exchange rates, prepayment speeds, terminations, credit defaults or other factors that affect par outstanding or the ultimate maturity of an obligation. There is no corresponding GAAP financial measure.

PVP or Present Value of New Business Production: Management believes that PVP is a useful measure because it enables the evaluation of the value of new business production in the Insurance segment by taking into account the value of estimated future installment premiums on all new contracts underwritten in a reporting period as well as additional installment premiums and fees on existing contracts (which may result from supplements or fees or from the issuer not calling an insured obligation the Company projected would be called), regardless of form, which management believes GAAP gross written premiums and changes in fair value of credit derivatives do not adequately measure. PVP in respect of contracts written in a specified period is defined as gross upfront and installment premiums received and the present value of gross estimated future installment premiums.

Future installment premiums are discounted at the approximate average pre-tax book yield of fixed-maturity securities purchased during the prior calendar year, other than certain fixed-maturity securities such as Loss Mitigation Securities. The discount rate is recalculated annually and updated as necessary. Under GAAP, financial guaranty installment premiums are discounted at a risk-free rate. Additionally, under GAAP, management records future installment premiums on financial guaranty insurance contracts covering non-homogeneous pools of assets based on the contractual term of the transaction, whereas for PVP purposes, management records an estimate of the future installment premiums the Company expects to receive, which may be based upon a shorter period of time than the contractual term of the transaction.

Actual installment premiums may differ from those estimated in the Company’s PVP calculation due to factors including, but not limited to, changes in foreign exchange rates, prepayment speeds, terminations, credit defaults or other factors that affect par outstanding or the ultimate maturity of an obligation.

Assured Guaranty Ltd.
30 Woodbourne Avenue
Hamilton HM 08
Bermuda
(441) 279-5705
www.assuredguaranty.com

Contacts:

Equity and Fixed Income Investors:
Robert Tucker
Senior Managing Director, Investor Relations and Corporate Communications
(212) 339-0861
rtucker@agltd.com

Michael Walker
Managing Director, Fixed Income Investor Relations
(212) 261-5575
mwalker@agltd.com

Andre Thomas
Managing Director, Equity Investor Relations
(212) 339-3551
athomas@agltd.com

Media:
Ashweeta Durani
Director, Media Relations
(212) 408-6042
adurani@agltd.com